                                                                     EXHIBIT 5.3

                                                                  EXECUTION COPY


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                             RSL COMMUNICATIONS PLC

                                                As Parent Issuer
                                                ----------------

                            RSL COMMUNICATIONS, LTD.

                                                As Parent Guarantor
                                                -------------------

                              RSL COM U.S.A., INC.

                                                As Subsidiary Guarantor
                                                -----------------------

                                       TO

                            THE CHASE MANHATTAN BANK

                                                As Trustee
                                                ----------



                      ------------------------------------


                                    Indenture

                          Dated as of February 22, 2000


                      ------------------------------------



                          12 7/8% SENIOR NOTES DUE 2010
                                EURO DENOMINATED



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Certain Sections of this Indenture relating to
                        Sections 3.10 through 3.18 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                                      Indenture
  Act Section                                                                         Section
---------------                                                                      --------
ss. 3.10(a)(1)             .....................................................        6.09
        (a)(2)             .....................................................        6.09
        (a)(3)             .....................................................        Not
                                                                                        Applicable
        (a)(5)             .....................................................        Not
                                                                                        Applicable
        (b)                .....................................................        6.08
                           .....................................................        6.10
ss. 3.11(a)                .....................................................        6.13
        (b)                .....................................................        6.13
ss. 3.12(a)                .....................................................        7.01

         7.02(a)
        (b)                .....................................................        7.02(b)
        (c)                .....................................................        7.02(c)
ss. 3.13(a)                .....................................................        7.03(a)
        (a)(5)             .....................................................        7.03(a)
        (b)                .....................................................        7.03(a)
        (c)                .....................................................        7.03(a)
        (d)                .....................................................        7.03(b)
ss. 3.15(a)                .....................................................        7.05
                           .....................................................        10.18
        (b)                .....................................................        Not
                                                                                        Applicable
        (c)(1)             .....................................................        1.02
        (c)(2)             .....................................................        1.02
        (c)(3)             .....................................................        Not
                                                                                        Applicable
        (d)                .....................................................        Not
                                                                                        Applicable
        (e)                .....................................................        1.02
ss. 3.15(a)                .....................................................        6.01
        (b)                .....................................................        6.02
        (c)                .....................................................        6.01
        (d)                .....................................................        6.01
        (e)                .....................................................        5.15


---------------

         Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Trust Indenture                                                                      Indenture
  Act Section                                                                         Section
---------------                                                                      --------
ss. 3.16(a)(1)(A)          .....................................................
        5.02

        5.12
        (a)(1)(B)          .....................................................        5.13
        (a)(2)             .....................................................        Not
                                                                                        Applicable
        (b)                .....................................................        5.08
        (c)                .....................................................        1.05
ss. 3.17(a)(1)             .....................................................        5.03
        (a)(2)             .....................................................        5.05
        (b)                .....................................................        10.03
ss. 3.18(a)                .....................................................        1.07



---------------

         Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Parties.......................................................................1
Recitals of the Issuer .......................................................1



                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

SECTION 1.01.  Definitions ...................................................2
         Acquired Debt........................................................2
         Act..................................................................3
         Additional Amounts...................................................3
         Affiliate............................................................3
         Applicable Procedures................................................3
         Asset Disposition....................................................3
         Average Life.........................................................5
         beneficial interest..................................................5
         Board of Directors...................................................5
         Board Resolution.....................................................5
         Book-Entry Depositary................................................5
         Business Day.........................................................5
         Capital Lease Obligation.............................................5
         Capital Stock........................................................5
         Change of Control....................................................5
         Clearstream..........................................................5
         Commission...........................................................5
         Common Depositary....................................................5
         Common Stock.........................................................5
         Consolidated Cash Flow Available for Fixed Charges...................5
         Consolidated Income Tax Expense......................................6
         Consolidated Interest Expense........................................6
         Consolidated Net Income..............................................7
         Consolidated Net Worth...............................................7
         Consolidated Tangible Assets.........................................7
         Corporate Trust Office...............................................8
         corporation..........................................................8
         Credit Facility......................................................8
         Debt.................................................................8



---------------

         Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                            Page
                                                                            ----

         Defaulted Interest....................................................9
         Definitive Security...................................................9
         Deposit Agreement.....................................................9
         Depositary Interest...................................................9
         Disqualified Stock....................................................9
         Eligible Institution.................................................10
         Euroclear............................................................10
         Event of Default.....................................................10
         Exchange Act.........................................................10
         Exchange and Registration Rights Agreement...........................10
         Exchange Offer.......................................................11
         Exchange Offer Registration Statement................................11
         Exchange Security....................................................11
         Existing Stockholders................................................11
         Expiration Date......................................................11
         Global Security......................................................11
         Government Securities................................................11
         Guarantee............................................................11
         Guarantors...........................................................12
         Holder...............................................................12
         Incremental Paid-in Capital..........................................12
         Incur................................................................12
         Indenture............................................................13
         Indirect Participant.................................................13
         Initial Purchasers...................................................13
         Interest Payment Date................................................13
         Interest Rate or Currency Protection Agreement.......................13
         Investment...........................................................13
         Issuer...............................................................15
         "Issuer Request" or "Issuer Order"...................................15
         Lien.................................................................15
         Listing Failure......................................................15
         Marketable Securities................................................15
         Maturity.............................................................15
         Net Available Proceeds...............................................15
         Offer to Purchase....................................................16
         Officers' Certificate................................................18
         Opinion of Counsel...................................................19
         Original Securities..................................................19
         Outstanding..........................................................19
         Parent Guarantor ....................................................20


---------------

         Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                            Page
                                                                            ----



         Participant..........................................................20
         Paying Agent.........................................................20
         Permitted Interest Rate or Currency Protection
         Agreement............................................................20
         Permitted Investment.................................................20
         Permitted Liens......................................................21
         Person...............................................................22
         Predecessor Security.................................................22
         Purchase Agreement...................................................22
         Purchase Money Debt..................................................22
         readily marketable cash equivalents..................................23
         Receivables..........................................................23
         Receivables Sale.....................................................23
         Redemption Date......................................................23
         Redemption Price.....................................................23
         Registered Securities................................................23
         Regular Record Date..................................................25
         Regulation S.........................................................25
         Regulation S Certificate.............................................25
         Regulation S Global Security.........................................25
         Regulation S Legend..................................................25
         Regulation S Securities..............................................25
         Related Person.......................................................25
         Resale Registration Statement........................................25
         Responsible Officer..................................................25
         Restricted Global Security...........................................25
         Restricted Period....................................................25
         Restricted Securities................................................25
         Restricted Securities Certificate....................................25
         Restricted Securities Legend.........................................25
         Restricted Subsidiary................................................25
         RSLNA................................................................25
         Rule 155A............................................................25
         Rule 155A Securities.................................................26
         Securities...........................................................26
         Securities Act.......................................................26
         Securities Act Legend................................................26
         Securities Guarantee.................................................26
         Security Register and Security Registrar.............................26
         Significant Subsidiary...............................................26


---------------

         Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                            Page
                                                                            ----


         Special Interest....................................................26
         Special Record Date.................................................26
         Stated Maturity.....................................................26
         Step-Down Date......................................................27
         Step-Up.............................................................27
         Strategic Investor..................................................27
         Subordinated Debt...................................................27
         Subsidiary..........................................................28
         Subsidiary Guarantor................................................28
         Substitute Securities...............................................28
         Successor Security..................................................28
         Tax.................................................................29
         Taxing Authority....................................................29
         Telecommunications Assets...........................................29
         Telecommunications Business.........................................29
         Trustee.............................................................29
         Trust Indenture Act.................................................29
         Unrestricted Securities Certificate.................................30
         Unrestricted Subsidiary.............................................30
         Vice President......................................................30
         Voting Stock........................................................31
         Wholly Owned Subsidiary.............................................31

SECTION 1.02.  Compliance Certificates and Opinions..........................31
SECTION 1.03.  Form of Documents Delivered to Trustee........................32
SECTION 1.05.  Acts of Holders; Record Dates.................................33
SECTION 1.05.  Notices, Etc., to Trustee, Issuer and Guarantors..............35
SECTION 1.06.  Notice to Holders; Waiver.....................................36
SECTION 1.07.  Application of Trust Indenture Act............................37
SECTION 1.08.  Effect of Headings and Table of Contents......................37
SECTION 1.09.  Successors and Assigns........................................37
SECTION 1.10.  Separability Clause...........................................37
SECTION 1.11.  Benefits of Indenture.........................................37
SECTION 1.12.  Governing Law.................................................37
SECTION 1.13.  Legal Holidays................................................37
SECTION 1.15.  Agent for Service; Submission to Jurisdiction; Waiver
                 of Immunities...............................................37
SECTION 1.15.  Currency Indemnity............................................38




---------------

         Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                            Page
                                                                            ----



                                   ARTICLE II

                                 Security Forms

SECTION 2.01.  Forms Generally...............................................39
SECTION 2.02.  Form of Face of Security......................................51
SECTION 2.03.  Form of Reverse of Security...................................56
SECTION 2.05.  Form of Trustee's Certificate of Authentication ..............51


                                   ARTICLE III

                                 The Securities

SECTION 3.01.  Title and Terms...............................................52
SECTION 3.02.  Denominations.................................................53
SECTION 3.03.  Execution, Authentication, Delivery and Dating................53
SECTION 3.05.  Temporary Securities..........................................55
SECTION 3.05.  Registration, Registration of Transfer and Exchange...........55
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities..............62
SECTION 3.07.  Payment of Interest; Interest Rights Preserved................63
SECTION 3.08.  Persons Deemed Owners.........................................65
SECTION 3.09.  Cancelation ..................................................65
SECTION 3.10.  Computation of Interest.......................................65
SECTION 3.11.  ISIN Numbers and Common Code Numbers..........................65
SECTION 3.12.  Additional Securities.........................................66



                                   ARTICLE IV

                             Guarantee Of Securities

SECTION 5.01.  Guarantee   ..................................................66
SECTION 5.02.  Obligations Unconditional.....................................68


---------------

         Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                            Page
                                                                            ----


SECTION 5.03.  Notice to Trustee.............................................69
SECTION 5.05.  Release of Subsidiary Guarantor...............................69



                                    ARTICLE V

                                    Remedies

SECTION 5.01.  Events of Default.............................................69
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment............72
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
                 Trustee.....................................................73
SECTION 5.05.  Trustee May File Proofs of Claim..............................75
SECTION 5.05.  Trustee May Enforce Claims Without Possession of Securities...75
SECTION 5.06.  Application of Money Collected................................75
SECTION 5.07.  Limitation on Suits...........................................75
SECTION 5.08.  Unconditional Right of Holders To Receive Principal,
                 Premium and Interest........................................76
SECTION 5.09.  Restoration of Rights and Remedies............................76
SECTION 5.10.  Rights and Remedies Cumulative................................76
SECTION 5.11.  Delay or Omission Not Waiver..................................77
SECTION 5.12.  Control by Holders............................................77
SECTION 5.13.  Waiver of Past Defaults.......................................77
SECTION 5.15.  Undertaking for Costs.........................................78
SECTION 5.15.  Waiver of Stay or Extension Laws..............................78


                                   ARTICLE VI

                                   The Trustee

SECTION 6.01.  Certain Duties and Responsibilities...........................79
SECTION 6.02.  Notice of Defaults............................................80
SECTION 6.03.  Certain Rights of Trustee.....................................80
SECTION 6.05.  Not Responsible for Recitals or Issuance of Securities........82
SECTION 6.05.  May Hold Securities...........................................82
SECTION 6.06.  Money Held in Trust...........................................82


---------------

         Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                           Page
                                                                           ----

SECTION 6.07.  Compensation and Reimbursement................................82
SECTION 6.08.  Disqualification; Conflicting Interests.......................85
SECTION 6.09.  Corporate Trustee Required; Eligibility.......................85
SECTION 6.10.  Resignation and Removal; Appointment of Successor.............85
SECTION 6.11.  Acceptance of Appointment by Successor........................86
SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business...86
SECTION 6.13.  Preferential Collection of Claims Against Issuer or
                 Guarantors..................................................87
SECTION 6.15.  Appointment of Authenticating Agent...........................87
SECTION 6.15.  Withholding Taxes.............................................89


                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Issuer

SECTION 7.01.  Issuer to Furnish Trustee Names and Addresses of Holder.......90
SECTION 7.02.  Preservation of Information; Communications to Holders........90
SECTION 7.03.  Reports by Trustee............................................90
SECTION 7.05.  Reports by Issuer and Parent Guarantor........................91
SECTION 7.05.  Officers' Certificate with Respect to Change in Interest
                 Rates.......................................................91


                                  ARTICLE VIII

                           Merger, Consolidation, Etc.

SECTION 8.01.  Mergers, Consolidations and Certain Sales of Assets...........91
SECTION 8.02.  Successor Substituted.........................................93




---------------

         Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                            Page
                                                                            ----


                                   ARTICLE IX

                             Supplemental Indentures

SECTION 9.01.  Supplemental Indentures Without Consent of Holders............95
SECTION 9.02.  Supplemental Indentures with Consent of Holders...............95
SECTION 9.03.  Execution of Supplemental Indentures..........................96
SECTION 9.05.  Effect of Supplemental Indentures.............................96
SECTION 9.05.  Conformity with Trust Indenture Act...........................96
SECTION 9.06.  Reference in Securities to Supplemental Indentures............96


                                    ARTICLE X

                                    Covenants

SECTION 10.01.  Payment of Principal, Premium and Interest...................97
SECTION 10.02.  Maintenance of Office or Agency..............................97
SECTION 10.03.  Money for Security Payments To Be Held in Trust..............97
SECTION 10.05.  Existence  ..................................................99
SECTION 10.05.  Maintenance of Properties....................................99
SECTION 10.06.  Payment of Taxes and Other Claims...........................100
SECTION 10.07.  Maintenance of Insurance....................................100
SECTION 10.08.  Limitation on Consolidated Debt.............................100
SECTION 10.09.  Additional Amounts..........................................105
SECTION 10.10.  Limitation on Restricted Payments...........................106
SECTION 10.11.  Limitation on Dividend and Other Payment Restrictions
                  Affecting Restricted Subsidiaries.........................109
SECTION 10.12.  Limitation on Transactions with Affiliates and Related
                  Persons...................................................110
SECTION 10.13.  Limitation on Asset Dispositions............................111
SECTION 10.15.  Limitation on Issuances and Sales of Capital Stock of
                  Restricted Subsidiaries...................................113
SECTION 10.15.  Limitation on Liens.........................................115


---------------

         Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                            Page
                                                                            ----


SECTION 10.16.  Limitation on Issuance of Guarantees of Debt by
                  Restricted Subsidiaries...................................115
SECTION 10.17.  Change of Control...........................................115
SECTION 10.18.  Provision of Financial Information..........................117
SECTION 10.19.  Statement by Officers as to Default.........................117
SECTION 10.20.  Waiver of Certain Covenants.................................118
SECTION 10.21.  Paying Agent................................................118


                                   ARTICLE XI

                            Redemption of Securities

SECTION 11.01.  Right of Redemption.........................................118
SECTION 11.02.  Applicability of Article....................................120
SECTION 11.03.  Election To Redeem; Notice to Trustee.......................120
SECTION 11.05.  Securities To Be Redeemed Pro Rata..........................120
SECTION 11.05.  Notice of Redemption........................................121
SECTION 11.06.  Deposit of Redemption Price.................................122
SECTION 11.07.  Securities Payable on Redemption Date.......................122
SECTION 11.08.  Securities Redeemed in Part.................................123


                                   ARTICLE XII

                             Discharge of Indenture

SECTION 12.01.  Termination of Issuer's Obligations.........................123
SECTION 12.02.  Defeasance and Discharge of Indenture.......................125
SECTION 12.03.  Defeasance of Certain Obligations...........................128
SECTION 12.05.  Application of Trust Money..................................130
SECTION 12.05.  Repayment to Issuer.........................................130
SECTION 12.06.  Reinstatement...............................................130
SECTION 12.07.  Insiders   .................................................131


TESTIMONIUM.................................................................132
SIGNATURES AND SEALS........................................................132





---------------

         Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                            Page
                                                                            ----


ANNEX A -- Form of Regulation S Certificate
ANNEX B -- Form of Restricted Securities Certificate
ANNEX C -- Form of Unrestricted Securities Certificate


---------------

         Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                  INDENTURE, dated as of February 22, 2000, between RSL COMMUNICATIONS PLC, a United Kingdom corporation, as issuer (the "Issuer"), having its principal office at Victoria House, London Square, Guilford, Surrey, England GU1 1UJ, RSL COMMUNICATIONS, LTD., a Bermuda corporation, as guarantor (the "Parent Guarantor"), having its principal office at Clarendon House, Church Street, Hamilton HM CX, Bermuda, RSL COM U.S.A., INC., a Delaware corporation, as a guarantor (the "Subsidiary Guarantor"), having its principal office at 760 Fifth Avenue, Suite 5300, New York, New York 10153, and THE CHASE MANHATTAN BANK, a corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE ISSUER

                  The Issuer has duly authorized the creation of its 12 7/8% Senior Notes due 2010 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture. The Issuer has initially authorized the issuance of (U)100,000,000 aggregate principal amount of Securities. As provided herein, the Issuer may authorize the issuance of Additional Securities from time to time after the date hereof.

                  The Securities may consist of Original Securities and/or Exchange Securities, each as defined herein. The Original Securities and the Exchange Securities shall rank pari passu with one another and shall together constitute a single class of securities.

                  All things necessary (i) to make the Securities, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid obligations of the Issuer, (ii) to make the Securities Guarantee, when executed and delivered by the Guarantors hereunder, the valid obligation of the Guarantors, and (iii) to make this Indenture a valid agreement of the Issuer and the Guarantors, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

                  SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein) and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Issuer or the Guarantors, as applicable, at the date hereof; and

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Six, are defined in that Article.

                  "Acquired Debt" means, with respect to any specified Person,
(i) Debt of any other Person (x) existing at the time such Person merges with or into or consolidates with or becomes a Subsidiary of such specified Person or
(y) that is assumed by the specified Person as part of the acquisition by the specified Person from such other Person of property and assets that constitute substantially all of a division or line of business of such other Person and
(ii) Debt secured by a Lien encumbering any asset acquired by such specified Person, which Debt was not Incurred in anticipation of, and was outstanding prior to, such merger, consolidation or acquisition.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.05.

                  "Additional Amounts" has the meaning specified in Section
10.09.

                  "Additional Securities" means securities originally issued or authorized hereof pursuant to Section 3.12.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Subsidiaries (including a consolidation or merger or other sale of any such Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Subsidiary of the specified Person, but excluding (x) a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Subsidiary of such Person or by such Person to a Wholly Owned Subsidiary of such Person or by a Restricted Subsidiary to the Parent Guarantor or a Restricted Subsidiary or by the Parent Guarantor to a Restricted Subsidiary and (y) any transaction that is governed by the provisions of Article (VIII)) of (i) shares of Capital Stock or other ownership interests of a Subsidiary of such Person;
(ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business (other than as part of a Permitted Investment); or (iii) other assets or rights of such Person or any of its Subsidiaries outside of the ordinary course of business, provided in the case of each of the preceding clauses (i), (ii) and
(iii) that the aggregate consideration for such transfer, conveyance, sale, lease or other disposition is equal to $2.0 million or more in any 12-month period.

                  "Average Life" means, at any date of determination with respect to any Debt, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from such date of determination to the dates of each successive scheduled principal payment of such Debt and (b) the amount of such principal payment by (ii) the sum of all such principal payments.

                  "beneficial interest" means an indirect beneficial interest in a Global Security held through a corresponding Depositary Interest and shown on, and transferred only through, records maintained in book-entry form by Euroclear or Clearstream (with respect to the Participants) and their Participants.

                  "Board of Directors" means either the board of directors of the Parent Guarantor, the Subsidiary Guarantor or the Issuer, as applicable, or any duly authorized committee of that board duly authorized to act with respect to this Indenture from time to time.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Parent Guarantor, the Subsidiary Guarantor or the Issuer, as applicable, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Book-Entry Depositary" means The Chase Manhattan Bank in its capacity as book-entry depositary pursuant to the terms of the Deposit Agreement, until a successor Book- Entry Depositary shall have become such pursuant to the terms of the Deposit Agreement, and thereafter "Book-Entry Depositary" shall mean such successor Book-Entry Depositary.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, the City of New York, New York are authorized or obligated by law or executive order to close.

                  "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles (a "Capital Lease"). The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

                  "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

                  "Change of Control" has the meaning specified in Section
10.17.

                  "Clearstream" means Clearstream Banking, societe anonyme (or any successor securities clearing agency).

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing or not performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Depositary" means The Chase Manhattan Bank, until a successor Common Depositary shall have become such, and thereafter "Common Depositary" shall mean such successor Common Depositary.

                  "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Consolidated Cash Flow Available for Fixed Charges" for any period means the Consolidated Net Income of the Parent Guarantor and its Restricted Subsidiaries for such period increased by the sum of (i) Consolidated

Interest Expense of the Parent Guarantor and its Restricted Subsidiaries for such period, plus (ii) Consolidated Income Tax Expense of the Parent Guarantor and its Restricted Subsidiaries for such period, plus (iii) the consolidated depreciation and amortization expense included in the income statement of the Parent Guarantor and its Restricted Subsidiaries for such period, plus (iv) any noncash expense related to the issuance to employees of the Parent Guarantor or any Restricted Subsidiary of the Parent Guarantor of options to purchase Capital Stock of the Parent Guarantor or such Restricted Subsidiary, plus (v) any charge related to any premium or penalty paid in connection with redeeming or retiring any Debt prior to its stated maturity; provided, however, that there shall be excluded therefrom the Consolidated Cash Flow Available for Fixed Charges (if positive) of any Restricted Subsidiary of the Parent Guarantor (calculated separately for such Restricted Subsidiary in the same manner as provided above for the Parent Guarantor) that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Parent Guarantor or another Restricted Subsidiary of the Parent Guarantor to the extent of such restriction.

                  "Consolidated Income Tax Expense" for any period means the aggregate amounts of the provisions for income taxes of the Parent Guarantor and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with generally accepted accounting principles.

                  "Consolidated Interest Expense" means for any period the interest expense included in a consolidated income statement (excluding interest income) of the Parent Guarantor and its Restricted Subsidiaries for such period in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts; (ii) any payments or fees with respect to letters of credit, bankers' acceptances or similar facilities; (iii) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements; (iv) Preferred Stock dividends of the Parent Guarantor and its Restricted Subsidiaries (other than dividends paid in shares of Preferred Stock that is not Disqualified Stock) declared and paid or payable; (v) accrued Disqualified Stock dividends of the Parent Guarantor and its Restricted Subsidiaries, whether or not declared or paid; (vi) interest on Debt guaranteed by the Parent Guarantor and its Restricted

Subsidiaries (but only to the extent such interest is actually paid by the Parent Guarantor or a Restricted Subsidiary); and (vii) the portion of any Capital Lease Obligation paid during such period that is allocable to interest expense; excluding, however, any premiums, fees and expenses (and any amortization thereof) payable in connection with the offerings of the Securities; all of the foregoing as determined on a consolidated basis (without taking into account Unrestricted Subsidiaries) in conformity with generally accepted accounting principles.

                  "Consolidated Net Income" for any period means the net income (or loss) of the Parent Guarantor and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (a) the net income (or loss) of any Person acquired by the Parent Guarantor or a Restricted Subsidiary of the Parent Guarantor in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (or loss) of any Person that is not a Restricted Subsidiary of the Parent Guarantor except to the extent of the amount of dividends or other distributions actually paid to the Parent Guarantor or a Restricted Subsidiary of the Parent Guarantor by such Person during such period, (c) gains or losses on Asset Dispositions by the Parent Guarantor or its Restricted Subsidiaries, (d) all extraordinary gains and extraordinary losses, determined in accordance with generally accepted accounting principles, (e) the cumulative effect of changes in accounting principles, (f) noncash gains or losses resulting from fluctuations in currency exchange rates and (g) the tax effect of any of the items described in clauses (a) through (f) above.

                  "Consolidated Net Worth" of any Person means the stockholders' equity of such Person, determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Disqualified Stock of such Person.

                  "Consolidated Tangible Assets" of any Person means the total amount of assets (less applicable reserves and other properly deductible items) which under generally accepted accounting principles would be included on a consolidated balance sheet of such Person and its Subsidiaries after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case under generally accepted accounting principles would be included on such consolidated balance sheet.

                  "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, New York, at which at any particular time its corporate trust business shall be administered, which at the date hereof is located at 550 West 33rd Street, New York, NY 10001-2697.

                  "corporation" means a corporation, association, company, limited liability company, joint-stock company or business trust.

                  "Credit Facility" means credit agreements, vendor financings or other facilities or arrangements made available from time to time to the Parent Guarantor and its Restricted Subsidiaries by banks, other financial institutions and/or equipment manufacturers for the Incurrence of Debt, including the private or public issuance of debt securities or the provision of letters of credit and any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time.

                  "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, the amount of (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith), (v) every Capital Lease Obligation of such Person,
(vi) all Receivables Sales of such Person, together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith, (vii) all obligations to redeem Disqualified Stock issued by such Person, (viii) every obligation under Interest Rate and Currency Protection Agreements of such Person and (ix) every obligation of the type referred to in clauses (i) through (viii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed to the extent the same is Guaranteed by such Person. The "amount" or "principal amount" of Debt at any time of determination as used herein represented by (a) any Debt issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (b) any Receivables Sale shall be the amount of the unrecovered capital or principal investment of the purchaser (other than the Parent Guarantor or a Wholly Owned Restricted Subsidiary of the Parent Guarantor) thereof to the extent such Person is liable therefor, excluding amounts representative of yield or interest earned on such investment or (c) any Disqualified Stock shall be the maximum fixed redemption or repurchase price in respect thereof.

                  "Defaulted Interest" has the meaning specified in Section
3.07.

                  "Definitive Security" means a certificated Security registered in the name of the Holder thereof and issued in accordance with Section 3.05(d) hereof.

                  "deltathree.com" means deltathree.com, Inc., a Delaware corporation.

                  "Deposit Agreement" means the Note Deposit Agreement, dated as of the date hereof, between the Issuer and The Chase Manhattan Bank, as Book-Entry Depositary with respect to the Global Securities, as amended from time to time in accordance with the terms thereof.

                  "Depositary Interest" means a certificated depositary interest representing a 100% beneficial interest in a Global Security.

                  "Disqualified Stock" of any Person means any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of such Person, any Subsidiary of such Person or the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities; provided, however, that any Preferred Stock which would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Preferred Stock upon the occurrence of a Change of Control occurring prior to the final maturity of the Securities shall not constitute Disqualified Stock if the change of control provisions applicable to such Preferred Stock are no more favorable to the holders of such Preferred Stock than the provisions applicable to the Securities contained in Section 10.17 and such Preferred Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provisions prior to such Person's repurchase of such Securities as are required to be repurchased pursuant to Section 10.17 (it being understood, however, that any requirement to purchase or redeem preferred stock using Capital Stock of the Parent Guarantor that does not constitute Disqualified Stock shall not be limited under the foregoing definition).

                  "Dollar" and the symbol "$" each mean the lawful currency of the United States of America.

                  "Eligible Institution" means a commercial banking institution that has combined capital and surplus of not less than $500 million or its equivalent in foreign currency, whose debt is rated "A" (or higher) according to Standard & Poor's Ratings Service or Moody's Investors Service, Inc. at the time as of which any investment or rollover therein is made.

                  "Euro" and the symbol "(U)" mean the lawful currency of the participating Member States of the European Economic and Monetary Union.

                  "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

                  "Event of Default" has the meaning set forth in Section 5.01.

                  "Exchange Act" means the Securities Exchange Act of 1935, as amended (or any successor act), and the rules and regulations thereunder.

                  "Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of February 22, 2000 among the Issuer, the Parent Guarantor and the Initial Purchasers, and the Holders from time to time as provided therein, as such agreement may be amended from time to time. Such term shall also refer to any other agreement having substantially similar terms relating to Additional Securities.

                  "Exchange Offer" has the meaning set forth in the form of the Securities contained in Section 2.02.

                  "Exchange Offer Registration Statement" has the meaning set forth in the form of the Securities contained in Section 2.02.

                  "Exchange Security" means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

                  "Existing Stockholders" means (A) R.S. Lauder, Gaspar & Co., L.P., ("LGC"), (B) partners in LGC and Lauder Gaspar Ventures LLC and their Affiliates, in each case as of the Closing Date, (C) Itzhak Fisher, Ronald S. Lauder, Leonard Lauder, Jacob Z. Schuster, Nir Tarlovsky, Nesim N. Bildirici, and Eugene Sekulow, (D) family members of any of the foregoing, (E) trusts, the only beneficiaries of which are persons or entities described in clauses (A) through (D) above and (F) partnerships which are controlled by the persons or entities described in clauses (A) through (D) above.

                  "Expiration Date" has the meaning specified in the definition of "Offer to Purchase".

                  "Global Security" means the security or securities issued initially in bearer form that evidences all or part of the Securities and bears the legend set forth in Section 2.02.

                  "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged and which have a remaining weighted average life to maturity of not less than one year from the date of Investment therein.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed" and "Guaranteeing" shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

                  "Guarantors" means the Parent Guarantor and the Subsidiary Guarantor.

                  "Holder" means a Person (i) who is the bearer of a Global Security (which shall initially be the Book-Entry Depositary) or (ii) in whose name a Definitive Security is registered in the Security Register.

                  "Incremental Paid-in Capital" means as of any date the cumulative aggregate amount of the increase in paid-in capital (determined in accordance with generally accepted accounting principles applied on a consistent basis) since September 30, 1997, as determined based on the most recent unaudited quarterly or audited annual financial statements of the Parent Guarantor and its consolidated subsidiaries filed with the Commission, as compared with the Parent Guarantor's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

                  "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, enter into a Guarantee in respect of or otherwise become liable in respect of such Debt or other obligation including by acquisition of Subsidiaries or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt and that neither the accrual of interest nor the accretion of original issue discount shall be deemed an Incurrence of Debt.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Indirect Participant" means a Person who holds an interest through a Participant in a Depositary Interest issued by the Book-Entry Depositary to the Common Depositary.

                  "Initial Purchasers" means the parties named as such in the Purchase Agreement.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Interest Rate or Currency Protection Agreement" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

                  "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), to, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, any other Person, including any payment on a Guarantee of any obligation of such other Person, but excluding any loan, advance or extension of credit to an employee of the Parent Guarantor or any of its Subsidiaries in the ordinary course of business and commercially reasonable extensions of trade credit. Without limiting the foregoing, the term "Investment" shall include (i) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary and (ii) the fair market value of the Capital Stock (or any other Investment), held by the Parent Guarantor or any of its Restricted Subsidiaries, of (or in) any Person (other than deltathree.com and its Subsidiaries) that has ceased to be a Restricted Subsidiary. For purposes of the definition of "Unrestricted Subsidiary" and Section 10.10, (i) "Investment" shall include the fair market value of the assets (net of liabilities (other than liabilities to the Parent Guarantor or any of its Restricted Subsidiaries)) of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary,

(ii) the fair market value of the assets (net of liabilities (other than liabilities to the Parent Guarantor or any of its Restricted Subsidiaries)) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary shall be considered a reduction in outstanding Investments and (iii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer. Notwithstanding the foregoing, an acquisition of assets (including, without limitation, Capital Stock or rights to acquire Capital Stock) by the Parent Guarantor or any of its Restricted Subsidiaries shall be deemed not to be an Investment to the extent that the consideration therefor consists of Common Stock of the Parent Guarantor.

                  "Issuer" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Issuer" shall mean such successor Person.

                  "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by the Issuer's Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, Receivables Sale, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Listing Failure" has the meaning specified in Section 10.09.

                  "Marketable Securities" means: (i) Government Securities; (ii) any certificate of deposit maturing not more than 270 days after the date of acquisition issued by, or time deposit of, an Eligible Institution; (iii) commercial paper maturing not more than 270 days after the date of acquisition issued by a corporation (other than an Affiliate of the Parent Guarantor) with a rating, at the time as of which any investment therein is made, of "A-1" (or higher) according to Standard & Poor's Ratings Service or "P-1" (or higher) according to Moody's Investor Service, Inc.; (iv) any banker's acceptances or money market deposit accounts issued or offered by an Eligible Institution; (v) time deposits, certificates of deposit, bank promissory notes and bankers' acceptances maturing not more than 180 days after the acquisition thereof and guaranteed or issued by any of the ten largest banks (based on assets as of the immediately preceding December 31), organized under the laws of any jurisdiction in which one of the Restricted Subsidiaries does business or any foreign country recognized by the United States and which are not under intervention, bankruptcy or similar proceeding, not to exceed $10 million outstanding at any one term; and (vi) any fund investing exclusively in investments of the types described in clauses (i) through (iv) above.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Net Available Proceeds" from any Asset Disposition by any Person means cash or readily marketable cash equivalents received (including amounts received by way of sale or discounting of any note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiror of Debt or other obligations relating to such properties or assets) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by such Person or its Subsidiaries on any Debt which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments made to minority interest holders in Subsidiaries of such Person as a result of such Asset Disposition and (iv) appropriate amounts to be provided by such Person or any Subsidiary thereof, as the case may be, as a reserve in accordance with generally accepted accounting principles against any liabilities associated with such assets and retained by such Person or any Subsidiary thereof, as the case may be, after such Asset Disposition, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Disposition, in each case as determined by the board of directors of such Person, in its reasonable good faith judgment; provided, however, that any reduction in such reserve within 12 months following the consummation of such Asset Disposition will be treated for all purposes of the Indenture and the Securities as a new Asset Disposition at the time of such reduction with Net Available Proceeds equal to the amount of such reduction.

                  "Offer to Purchase" means a written offer (the "Offer") sent by or on behalf of the Issuer by first class mail, postage prepaid, to each Holder of Securities at his address appearing in the related Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Issuer shall notify in writing the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Issuer's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. The Offer shall contain information concerning the business of the Parent Guarantor and its Subsidiaries which the Guarantors and Issuer in good faith believe will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include
(i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to this Indenture (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Parent Guarantor's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Issuer to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Issuer to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

                  (a) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

                  (b) the Expiration Date and the Purchase Date;

                  (c) the aggregate principal amount at maturity of the Outstanding Securities offered to be purchased by the Issuer pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

                  (d) the purchase price to be paid by the Issuer for each
         (U)1,000 aggregate principal amount at maturity of Securities accepted for payment (as specified pursuant to the Indenture) (the "Purchase Price");

                  (e) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of
         (U)1,000 principal amount at maturity;

                  (f) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

                  (g) that interest on any Security not tendered or tendered but not purchased by the Issuer pursuant to the Offer to Purchase will continue to accrue;

                  (h) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                  (i) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the

         Issuer or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

                  (j) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Issuer (or their Paying Agent) receives, not later than the close of business on the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount at maturity of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

                  (k) that (a) if Securities in an aggregate principal amount at maturity less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Issuer shall purchase all such Securities and (b) if Securities in an aggregate principal amount at maturity in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Issuer shall purchase Securities having an aggregate principal amount at maturity equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of (U)1,000 or integral multiples thereof shall be purchased); and

                  (l) that in the case of any Holder whose Security is purchased only in part, the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount at maturity equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Parent Guarantor or the Issuer, as applicable, and delivered to the Trustee and containing the statements provided for in Section 1.02. One of the officers signing an Officers' Certificate given pursuant to Section 10.19 shall be the principal executive, financial or accounting officer of the Parent Guarantor.

                  "Opinion of Counsel" means a written opinion of legal counsel, who may be counsel for the Parent Guarantor or the Issuer, and who shall be acceptable to the Trustee, and containing the statements provided for in Section 1.02.

                  "Original Securities" means all Securities that are subject to an Exchange and Registration Rights Agreement, other than Exchange Securities issued in exchange therefore.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer; and

                  (iv) Securities held by the Issuer, the Parent Guarantor or any of their respective Affiliates for purposes of determining the amount of Securities that remain Outstanding after a redemption pursuant to Section 11.01(a) and the related provision in such Securities;

provided, however, that in determining whether the Holders of the requisite principal amount at maturity of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor.

                  "Parent Guarantor" means the Person named as the "Parent Guarantor" in the first paragraph of this instrument until a successor Personal shall have become such Person pursuant to the applicable provisions of this Indenture and thereafter "Parent Guarantor" shall mean such successor Person.

                  "Participant" means, with respect to the Euroclear or Clearstream, a Person who has an account with Euroclear or Clearstream, respectively.

                  "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuer.

                  "Permitted Interest Rate or Currency Protection Agreement" of any Person means any Interest Rate or Currency Protection Agreement entered into with one or more financial institutions in the ordinary course of business that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred and which shall have a notional amount no greater than the payments due with respect to the Debt being hedged thereby and not for purposes of speculation.

                  "Permitted Investment" means (i) any Investment in the Parent Guarantor or a Restricted Subsidiary, (ii) any Investment in any Person as a result of which such Person becomes a Restricted Subsidiary of the Parent Guarantor or upon the making of which such Person will be merged or consolidated with or into or transfer all or substantially all of its assets to the Parent Guarantor or a Restricted Subsidiary, (iii) any Investment in Marketable Securities, (iv) securities or other Investments received in settlement of debts created in the ordinary course of business and owing to the Parent Guarantor or any Restricted Subsidiary, or as a result of foreclosure, perfection or enforcement of any Lien, or in satisfaction of judgments, including in connection with any bankruptcy proceeding or other reorganization of another Person, (v) securities or other Investments received as consideration in sales or other dispositions of property or assets, including Asset Dispositions made in compliance with Section 10.13 (vi) any Investment in equity securities of a Person engaged in Telecommunications Business (which term includes any Internet-based business) received in exchange for equity securities of deltathree.com and (vii) other Investments at any time outstanding (measured on the date each such Investment was made without giving effect to subsequent changes in value) in an aggregate amount not to exceed 10.0% of the Parent Guarantor's total consolidated assets.

                  "Permitted Liens" means (a) Liens for taxes, assessments, governmental charges or claims which are not yet delinquent or which are being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with generally accepted accounting principles shall have been made therefor; (b) other Liens incidental to the conduct of the Parent Guarantor's and its Restricted Subsidiaries' business or the ownership of its property and assets not securing any Debt, and which do not in the aggregate materially detract from the value of the Parent Guarantor's and its Restricted Subsidiaries' property or assets when taken as a whole, or materially impair the use of such assets and property in the operation of its business; (c) Liens with respect to assets of a Subsidiary granted by such Subsidiary to the Parent Guarantor to secure Debt owing to the Parent Guarantor; (d) pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of statutory obligations; (e) deposits made to secure the performance of tenders, bids, leases, and other obligations of like nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (f) zoning restrictions, servitudes, easements, rights-of-way, restrictions and other similar charges or encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Parent Guarantor or its Restricted Subsidiaries; (g) Liens on Capital Stock of Restricted Subsidiaries securing obligations not exceeding $75 million at any time outstanding of the Parent Guarantor or any Restricted Subsidiary to repurchase or redeem shares of Capital Stock of such Restricted Subsidiary held by Persons who are not Affiliates or Related Persons of the Parent Guarantor; (h) Liens arising out of judgments or awards against the Parent Guarantor or any Restricted Subsidiary with respect to which the Parent Guarantor or such Restricted Subsidiary is prosecuting an appeal or proceeding for review and the Parent Guarantor or such Restricted Subsidiary is maintaining adequate reserves in accordance with generally accepted accounting principles; and (i) any interest or title of a lessor in the property subject to any lease other than a Capital Lease.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Purchase Agreement" means the Purchase Agreement, dated as of February 15, 2000, pursuant to which (U)100,000,000 aggregate principal amount of Securities have been sold to the Initial Purchasers and any other substantially similar purchase agreement providing for the sale of Additional Securities.

                  "Purchase Money Debt" means Debt (including Acquired Debt and Debt represented by Capital Lease Obligations, mortgage financings and purchase money obligations) Incurred for the purpose of financing all or any part of the cost of construction, acquisition or improvement by the Parent Guarantor or any Restricted Subsidiary of the Parent Guarantor of any Telecommunications Assets of the Parent Guarantor or any Restricted Subsidiary of the Parent Guarantor, and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time.

                  "readily marketable cash equivalents" means (i) marketable securities issued or directly and unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Rating Service or Moody's Investors Service, Inc.; (iii) commercial paper maturing no more than 180 days from the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Ratings Service or at least P-1 from Moody's Investors Service, Inc.; and (iv) certificates of deposit or bankers' acceptance maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having unimpaired capital and surplus of not less than $100,000,000.

                  "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money.

                  "Receivables Sale" of any Person means any sale of Receivables of such Person (pursuant to a purchase facility or otherwise), other than in connection with a disposition of the business operations of such Person relating thereto or a disposition of defaulted Receivables for purpose of collection and not as a financing arrangement.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Securities" means Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with any respective Successor Securities.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the February 15 and August

15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

                  "Regulation S Global Security" has the meaning specified in
Section 2.01.

                  "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 2.02 to be placed upon each Regulation S Security.

                  "Regulation S Securities" means all Securities sold pursuant to Regulation S, which are required pursuant to Section 3.05(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

                  "Related Person" of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the outstanding equity interest in such Person) or (b) 5% or more of the combined outstanding voting power of the Voting Stock of such Person, except that, for purposes of Section 10.12, Related Person means any other Person directly or indirectly owning 10% or more of the combined outstanding voting power of the Voting Stock of such Person (or, in the case of a Person that is not a corporation, 10% or more of the outstanding equity interest in such Person).

                  "Resale Registration Statement" has the meaning set forth in the Form of the Securities contained in Section 2.02.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Global Security" has the meaning specified in
Section 2.01.

                  "Restricted Period" means the period of 51 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Securities.

                  "Restricted Securities" means all Securities required pursuant to Section 3.05(c) to bear any Restricted Securities Legend. Such term includes any Restricted Global Security.

                  "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

                  "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 2.02 to be placed upon each Restricted Security.

                  "Restricted Subsidiary" means any Subsidiary of the Parent Guarantor other than an Unrestricted Subsidiary.

                  "RSL Australia" means RSL COM Australia Holdings Pty. Limited or a newly-formed parent or subsidiary thereof organized under the laws of Australia.

                  "RSL Spain" means RSL Communications Spain S.A. or a newly-formed parent or subsidiary thereof organized under the laws of Spain.

                  "RSLNA" has the meaning specified in Section 1.15.

                  "Rule 155A" means Rule 155A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Rule 155A Securities" means all Securities sold pursuant to Rule 155A, which are required pursuant to Section 3.05(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Security.

                  "Securities" has the meaning specified in the first paragraph of the recitals to this instrument.

                  "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

                  "Securities Guarantee" means the Securities Guarantee issued by the Guarantors in accordance with Article IV hereunder.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

                  "Significant Subsidiary" means, at any date of determination, any Restricted Subsidiary that, together with its Subsidiaries, (i) for the most recent fiscal year of the Parent Guarantor, accounted for more than 10% of the consolidated revenues of the Parent Guarantor and its Restricted Subsidiaries or
(ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of the Parent Guarantor and its Restricted Subsidiaries, all as set forth on the most recently available consolidated financial statements of the Parent Guarantor for such fiscal year.

                  "Special Interest" has the meaning set forth in the form of Security contained in Section 2.02. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Special Interest.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                  "Step-Down Date" has the meaning set forth in the form of the Security contained in Section 2.02.

                  "Step-Up" has the meaning set forth in the form of the Security contained in Section 2.02.

                  "Strategic Investor" means a corporation, partnership or other entity engaged in the Telecommunications Business that has, or 80% or more of the Voting Stock of which is owned by a Person that has, an equity market capitalization or paid in capital, at the time of any Investment by such corporation, partnership or other entity in a Restricted Subsidiary pursuant to clause (iv)(2) of Section 10.15, in excess of $100 million.

                  "Subordinated Debt" means Debt of the Parent Guarantor or any Restricted Subsidiary as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Securities exists; (ii) in the event that any other default that with the passing of time or the giving of notice, or both, would constitute an event of default exists with respect to the Securities, upon written notice by 25% or more in principal amount at maturity of the Securities to the Trustee, the Trustee shall have the right to give notice to the Parent Guarantor or such Restricted Subsidiary and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice; and (iii) such Debt may not (x) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Parent Guarantor or such Restricted Subsidiary (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final Stated Maturity of the Securities or (y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Parent Guarantor or such Restricted Subsidiary) of such other Debt at the option of the holder thereof prior to the final Stated Maturity of the Securities, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Parent Guarantor or such Restricted Subsidiary) which is conditioned upon a change of control of the Parent Guarantor pursuant to provisions substantially similar to those described under Section 10.17 (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Parent Guarantor's or such Restricted Subsidiary's repurchase of the Securities required to be repurchased pursuant to the provisions described under Section 10.17).

                  "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock, of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof. An 80% or more owned Subsidiary of the Parent Guarantor is (i) a corporation 80% or more of the combined voting power of the outstanding Voting Stock, and more than 80% of the Capital Stock or other ownership interests, of which is owned, directly or indirectly, by the Parent Guarantor or by one or more other Subsidiaries of the Parent Guarantor or by the Parent Guarantor and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which the Parent Guarantor, or one or more other Subsidiaries of the Parent Guarantor or the Parent Guarantor and one or more other Subsidiaries of the Parent Guarantor, directly or indirectly, has at least an 80% ownership interest and power to direct the policies, management and affairs thereof.

                  "Subsidiary Guarantor" means the Person named as the "Subsidiary Guarantor" in the first paragraph of this instrument until a successor Person shall have become such Person pursuant to the applicable provisions of this Indenture and thereafter "Subsidiary Guarantor" shall mean such successor Person, in each case, until the Subsidiary Guarantor shall have been released and discharged from its obligations under the Securities Guarantee pursuant to Section 5.05 and thereafter references to the "Subsidiary Guarantor" shall have no further force or effect.

                  "Substitute Securities" has the meaning specified in Section 3.01.

                  "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Tax" means any tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and any other liabilities related thereto).

                  "Taxing Authority" means any government or political subdivision or territory or possession of any government or any authority or agency therein or thereof having power to tax.

                  "Telecommunications Assets" means all assets, rights (contractual or otherwise) and properties, whether tangible or intangible, used or intended for use in connection with a Telecommunications Business, including a majority of the Voting Stock of a Person engaged in the Telecommunications Business and a minority equity interest in a Person engaged in the Telecommunications Business (which term includes any internet-based business) received in exchange for equity securities of deltathree.com.

                  "Telecommunications Business" means the business of (i) transmitting, or providing services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (ii) creating, developing or marketing communications related network equipment, software and other devices for use in a Telecommunications Business or (iii) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in (i) or (ii) above; provided that the determination of what constitutes a Telecommunications Business shall be made in good faith by the Board of Directors of the Parent Guarantor.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

                  "Unrestricted Subsidiary" means (i) any Subsidiary of the Parent Guarantor that at the time of determination shall be designated an Unrestricted Subsidiary of the Parent Guarantor by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary (including any newly acquired or newly formed Subsidiary of the Parent Guarantor) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Parent Guarantor or any Restricted Subsidiary; provided that (A) any Guarantee by the Parent Guarantor or any Restricted Subsidiary of any Debt of the Subsidiary being so designated shall be deemed an "Incurrence" of such Debt and an "Investment" by the Parent Guarantor or such Restricted Subsidiary (or both, if applicable) at the time of such designation, in each case, to the extent such Debt is so Guaranteed by the Guarantors or such Restricted Subsidiary; (B) either (I) the Subsidiary to be so designated has total assets of $1,000 or less or (II) if such Subsidiary has assets greater than $1,000, such designation would be permitted under Section
10.10 (provided that this clause II shall not apply in the case of the designation of deltathree.com and its Subsidiaries as Unrestricted Subsidiaries) and (C) if applicable, the Incurrence of Debt and the Investment referred to in clause (A) of this proviso would be permitted under Sections 10.08 and 10.10. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that immediately after giving effect to such designation (x) the Parent Guarantor could Incur $1.00 of additional Debt under the first paragraph of Section 10.08 and (y) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

                  "Vice President", when used with respect to the Issuer, the Parent Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Voting Stock or other ownership interests (other than directors' qualifying shares) of which shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

                  SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer and Guarantors shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and under this Indenture. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Issuer or the Guarantors, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate of an officer of the Issuer or either Guarantor may be based, insofar as it relates to legal matters, upon an opinion of counsel submitted therewith, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate is based is erroneous. Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of an officer or officers of the Issuer or either Guarantor submitted therewith stating the information on which counsel is relying, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate with respect to such matters is erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.05. Acts of Holders; Record Dates. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer or the Guarantors. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer and Parent Guarantor, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  The ownership of Securities shall be proved by the Security Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Issuer or the Parent Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                  The Issuer may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities; provided that the Issuer may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Issuer prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount at maturity of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Issuer from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount at maturity of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.06.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in
Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount at maturity of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount at maturity of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration

Date to be given to the Issuer in writing and to each Holder of Securities in the manner set forth in Section 1.06.

                  With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                  SECTION 1.05. Notices, Etc., to Trustee, Issuer and Guarantors. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Issuer or the either Guarantor shall be sufficient for every purpose hereunder if in writing and delivered in person or by first class mail, commercial courier service or telecopies communication to a Responsible Officer of the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or as may otherwise be expressly provided in any solicitation of any Act of the Holders, or

                  (2) the Issuer or either Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer or either Guarantor as applicable, addressed to it, if prior to receipt by the Trustee of written notice pursuant to this Section 1.05 of a change of address, at the address of its principal office specified in the first paragraph of this instrument, or, if after receipt by the Trustee of written notice pursuant to this Section 1.05 of a change of address, at such other address as may be previously furnished in writing to the Trustee by the Issuer or either Guarantor, as applicable.

                  SECTION 1.06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.07. Application of Trust Indenture Act. The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

                  SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. Governing Law. This Indenture, the Securities and the Securities Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 1.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Purchase Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.

                  SECTION 1.15. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Indenture, each of the Issuer, the Parent Guarantor and the Subsidiary Guarantor (i) represents that it has designated and appointed RSL Communications N. America, Inc. ("RSLNA"), as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Securities, the Securities Guarantee or this Indenture that may be instituted in any Federal or state court in the State of New York, Borough of Manhattan, or brought under Federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and that RSLNA has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, (iii) agrees that service of process upon RSLNA and written notice of said service to the Issuer or the Parent Guarantor, as applicable, (mailed or delivered to its President at its principal office as specified in Section 1.05) shall be deemed in every respect effective service of process upon it in any such suit or proceeding, and (iv) agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of RSLNA in full force and effect so long as any of the Securities shall be Outstanding.

                  To the extent that the Issuer or either Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of the Issuer, Parent Guarantor and the Subsidiary Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Indenture, the Securities Guarantee and the Securities, to the extent permitted by law.

                  SECTION 1.15. Currency Indemnity. The Euro is the sole currency of account and payment for all sums payable by the Issuer or the Guarantors under or in connection with the Securities, including damages. Any amount received or recovered in a currency other than the Euro (whether as a result of, or the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or the Guarantors or otherwise) by any Holder of a Security in respect of any sum expressed to be due to it from the Issuer or the Guarantors shall only constitute a discharge to the Issuer or the Guarantors, as applicable, to the extent of the Euro amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If the Euro amount received is less than the Euro amount expressed to be due to the recipient under any Security, the Issuer or the Guarantors, as applicable, shall indemnify it against any loss sustained by it as a result. In any event, the Issuer or Guarantors shall indemnify the recipient against the cost of making any such purchase. For the purposes of this Section, it will be sufficient for the Holder of a Security to certify in a satisfactory manner (indicating the sources of information used) that it would have suffered a loss had an actual purchase of the Euro been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of the Euro on such date had not been practicable, on the first date on which it would have been practicable, it being required that the need for a change of date be certified in the manner mentioned above). These indemnities constitute a separate and independent obligation from the Issuer's and the Guarantors' other obligations, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any Holder of a Security and shall continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under any Security.




                                   ARTICLE II

                                 Security Forms

                  SECTION 2.01. Forms Generally. The Securities and the Trustee's certificates of authentication thereof shall be in substantially the forms set forth in this Article, with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  Upon their original issuance, Rule 155A Securities shall be issued in the form of a Global Security in bearer form without interest coupons, which shall be deposited on behalf of the Initial Purchasers with the Book-Entry Depositary at its New York corporate trust office, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Such Global Security, together with its Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security". Upon their original issuance, Regulation S Securities shall be issued in the form of a Global Security in bearer form without interest coupons, which shall be deposited on behalf of the Initial Purchasers with the Book-Entry Depositary at its New York corporate trust office, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Such Global Security, together with its Successor Securities which are Global Securities other than the Restricted Global Security, are collectively herein called the "Regulation S Global Security".

                  Upon receipt of the Restricted Global Security and the Regulation S Global Security authenticated and delivered by the Trustee, the Book-Entry Depositary shall issue to the Common Depositary a Depositary Interest in each such Global Security, registered in the name of the Common Depositary. Ownership of beneficial interests shall be limited to Participants and Indirect Participants. Upon the issuance of the Depositary Interest in such Global Security to the Common Depositary, Euroclear and Clearstream shall credit, on their respective internal book-entry registration and transfer systems, their respective Participant's accounts with interests owned by such Participants.

                  Neither the Common Depositary, Euroclear, Clearstream nor their Participants shall have any rights either under this Indenture or under any Global Security with respect to such Global Security held on their behalf by the Book-Entry Depositary, and the Book-Entry Depositary may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Security for the purpose of receiving payment of or on account of the principal of (premium, if any) and, subject to the provisions of this Indenture, interest on the Global Security and for all other purposes. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Book-Entry Depositary or impair, as between the Book-Entry Depositary, the Common Depositary, Euroclear and Clearstream, and their Participants, the operation of customary practices of Euroclear and Clearstream governing the exercise of the rights of an owner of a beneficial interest in any Global Security.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 2.02. Form of Face of Security. [If a Global Security issued in bearer form, then insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE BOOK-ENTRY DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF. THIS SECURITY IS NOT EXCHANGEABLE IN WHOLE OR IN PART OR TRANSFERABLE IN WHOLE OR IN PART EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                  [If Restricted Securities, then insert -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 155A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 155A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 905 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 155 THEREUNDER (IF AVAILABLE), (5) TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (IF AVAILABLE), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH ABOVE.]

                  [If a Regulation S Security, then insert -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

                          12 7/8% SENIOR NOTES DUE 2010

[IF RESTRICTED GLOBAL SECURITY - Common Code No. 010813656;
ISIN NO. XS0108136565]

[IF REGULATION S GLOBAL SECURITY - Common Code No. 010813603;
ISIN NO. - XS0108136036]

No. __________                                                (U)_______________

                  RSL Communications PLC, a United Kingdom corporation (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [If this Security is a Global Security issued in bearer form, then insert: the bearer hereof] [If this Security is not a Global Security issued in bearer form, then insert: _____________, or registered assigns], the principal sum of ______________ EUROS [if this Security is a Global Security, then insert: (which principal amount may from time to time be increased or decreased to such other principal amounts by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on March 1, 2010, and to pay interest thereon from February 22, 2000 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1, in each year, at the rate of 12.875% per annum, until the principal hereof is paid or made available for payment; [If Original Securities, then insert: provided, however, that if the Issuer has not filed a registration statement (an "Exchange Offer Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") (or, in lieu thereof, a registration statement registering this Security for resale (a "Resale Registration Statement")), and (i) the Exchange Offer has not been completed by 210 days after the date of original issuance of this Security or its predecessors (if an Exchange Offer is then required to be made pursuant to the Exchange and Registration Rights Agreement (an "Exchange and Registration Rights Agreement"), by and between the Issuer, the Parent Guarantor, as defined in the Indenture, the Subsidiary Guarantor, as defined in the Indenture, the Purchasers (as defined therein) and the Holders from time to time of the Securities or (ii) any Resale Registration Statement required to be filed by the Exchange and Registration Rights Agreement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted therein) without being succeeded promptly by an additional registration statement filed and declared effective upon the terms and conditions set forth in the Exchange and Registration Rights Agreement (each such event referred to in clauses (i) and (ii), a "Registration Default"), then interest will accrue (in addition to the stated interest on the Securities) (the "Step-Up") at a rate of 0.5% per annum, determined daily, on the principal amount of the Securities, from the period from and including the date of occurrence of the Registration Default to but excluding such date (the "Step-Down Date") as no Registration Default is in effect (commencing on which date such interest rate will be restored to its initial rate). Interest accruing as a result of the Step-Up is referred to herein as "Special Interest." Accrued Special Interest, if any, shall be paid semi-annually on March 1 and September 1 in each year; and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof [if not a Global Security in bearer form, insert: on the related Regular Record Date].] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to [If this Security is a Global Security issued in bearer form, then insert: the bearer hereof on the Interest Payment Date] [If this Security is not a Global Security issued in bearer form, then insert: the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date]. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Interest Payment Date and may either be paid to [If this Security is a Global Security issued in bearer form, then insert: the bearer hereof on the Special Payment Date] [If this Security is not a Global Security issued in bearer form, then insert: the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date,] or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Under certain circumstances described in the Indenture, the Issuer (or the Guarantors) also shall pay Additional Amounts to the Holders of Securities equal to an amount that the Issuer or Guarantors, as the case may be, may be required to withhold or deduct for or on account of Taxes imposed by a Taxing Authority within the United Kingdom or Bermuda, as the case may be, from any payment made under or with respect to the Securities or the Securities Guarantee.

                  In the case of a default in payment of principal of and premium, if any, on this Security upon acceleration or redemption, interest shall be payable pursuant to the preceding paragraph on such overdue principal and premium, if any, such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 15.875% per annum (to the extent that the payment of such interest shall be legally enforceable), and shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

                  [If this Security is a Global Security issued in bearer form, then insert: The Issuer will pay interest, if any, on this Security to the bearer of this Security. The Holder of this Security must surrender this Security to the Trustee to collect principal payments.] Payment of the principal of (and premium, if any) and interest on this Security will be made at the corporate trust office of the Trustee and at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, New York, and at any other office or agency maintained by the Issuer for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address [If this Security is a Global Security in bearer form, then insert: is specified by the bearer hereof] [If this Security is a Definitive Security, then insert: shall appear in the Security Register]. Payments of principal, interest and premium, if any, will be made by the Issuer in Euros.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:


The Common Seal of
RSL COMMUNICATIONS PLC
was hereto affixed in
the presence of:


[SEAL]


                                               RSL COMMUNICATIONS PLC,

                                                 by
                                                        ----------------------
                                                        Name:
                                                        Title:


                                                 by
                                                        ----------------------
                                                        Name:
                                                        Title:

                  SECTION 2.03. Form of Reverse of Security. This Security is one of a duly authorized issue of Securities of the Issuer designated as its 12 7/8% Senior Notes due 2010 (the "Securities") issued under an Indenture, dated as of February 22, 2000 (herein called the "Indenture"), between the Issuer, RSL Communications, Ltd., as a Parent Guarantor (the "Parent Guarantor", which term includes any successor Person under the Indenture) RSL COM U.S.A., Inc., as a guarantor (the "Subsidiary Guarantor", which term includes any successor Person under the Indenture, and together with the Parent Guarantor, the "Guarantors") and The Chase Manhattan Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of (U)1,000 or an integral multiple of (U)1,000, at any time on or after March 1, 2005 and prior to maturity, as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount) plus accrued interest to but excluding the Redemption Date (subject to the right of Holders [If this Security is not a Global Security issued in bearer form, insert: on the relevant Regular Record Date] to receive interest due on an Interest Payment Date that is on or prior to the Redemption
Date), if redeemed during the 12-month period beginning March 1, of each of the years indicated below:


                                                Redemption
                   Year                           Price
                   ----                           -----
                   2005                          106.538%
                   2006                          105.292%
                   2007                          102.156%
                 2008 and
                thereafter                       100.000%

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to but excluding the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities [If this Security is not a Global Security issued in bearer form, insert:, of record at the close of business on the relevant Record Dates referred to on the face hereof,] all as provided in the Indenture.

                  In addition, at any time prior to March 1, 2003, in the event that the Guarantors receive net cash proceeds from the public or private sale of its Common Stock (other than Disqualified Stock), the Issuer (to the extent it receives such proceeds and has not used such proceeds, directly or indirectly, to redeem or repurchase other securities pursuant to optional redemption provisions) may, at its option, apply an amount equal to any such net cash proceeds or any portion thereof to redeem, from time to time, Securities in a principal amount of up to an aggregate amount equal to 33 1/3% of the aggregate principal amount at maturity of the Securities; provided, however, that Securities in an amount equal to at least 66 2/3% of the aggregate principal amount at maturity of the Securities remain Outstanding after each redemption. Each redemption must occur on a Redemption Date within 180 days of the related sale and upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of (U)1,000 or an integral multiple of (U)1,000 at a Redemption Price of 112.875% of the principal amount of the Securities plus accrued interest to but excluding the Redemption Date.

                  Furthermore, in the event that (i) the Guarantors or the Issuer has become or would become obligated to pay any Additional Amounts as a result of (x) changes affecting withholding tax laws or (y) a Listing Failure, provided that the Issuer has used reasonable best efforts to list and maintain a listing of the Securities on a "recognized stock exchange" (within the meaning of Section 851 of the U.K. Income and Corporation Taxes Act 1988) (as provided for in Section 10.09), and (ii) the Guarantors and the Issuer are unable to avoid the requirement to pay such Additional Amounts by taking reasonable measures available to them (including, without limitation, the Guarantors making payments directly to holders under the Securities Guarantee, unless such payment is likely to result in adverse consequences to the Issuer or the Guarantors), then the Issuer may redeem all, but not less than all, of the Securities at any time at 100% of the principal amount thereof on the Redemption Date, together with accrued interest thereon, if any, to but excluding the Redemption Date. Prior to the publication of the notice of redemption in accordance with the foregoing, the Issuer shall deliver to the Trustee an officer's certificate stating that the Issuer is entitled to effect such redemption based on a written opinion of independent tax counsel or accounting firm reasonably satisfactory to the Trustee.

                  The Securities do not have the benefit of any sinking fund obligations.

                  The Indenture provides that, subject to certain conditions, if
(i) a Change of Control occurs or (ii) certain Net Available Proceeds are available to the Issuer as a result of any Asset Disposition, the Issuer shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

                  [If not a Global Security: In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities of like tenor for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancelation hereof.]

                  [If a Global Security insert: In the event of a deposit or withdrawal of a beneficial interest in this Security (including upon an exchange, transfer, redemption or repurchase of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon receipt of notice of such event from Euroclear or Clearstream, shall make an adjustment on its records to reflect an increase or decrease of the Outstanding principal amount at maturity of this Security resulting from such deposit or withdrawal, as the case may be, and shall instruct the Book-Entry Depositary to make a similar notation in its book-entry system to the corresponding Depositary Interest.]

                  If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security, or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

                  Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer, the Guarantors and the rights of the Holders of the Securities under the Indenture at any time by the Issuer, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount at maturity of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount at maturity of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer or the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  [If this Security is not a Global Security issued in bearer form, then insert: As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, the City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and like tenor and for the same aggregate principal amount at maturity, will be issued to the designated transferee or transferees.]

                  The Global Securities are issuable only in bearer form without coupons in denominations of (U)1,000 and any integral multiple thereof. Definitive Securities shall be issuable in registered form without interest coupons in denominations of (U)1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like tenor and aggregate principal amount at maturity of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  [If this Security is a Global Security issued in bearer form, then insert: The bearer of this Security shall be treated as the owner of this Security for all purposes.]

                  No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  [If this Security is not a Global Security issued in bearer form, insert: Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantors, the Trustee and any agent of the Issuer, the Guarantors, or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Parent Guarantor, the Subsidiary Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.]

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months [If Original Securities, then insert: ; provided, however, that Special Interest shall be computed on the basis of a 365- or 366-day year, as the case may be, and the number of days actually elapsed].

                  Generally, when a successor Person assumes all of the obligations of its predecessor under the Notes and the Indenture, the predecessor Person will be released from these obligations. In addition, the Subsidiary Guarantor may be released from the Securities Guarantee under certain circumstances provided in the Indenture.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Issuer pursuant to Section 10.13 or 10.17 of the Indenture, check the box:

                                       |_|

                  If you want to elect to have only a part of this Security purchased by the Issuer pursuant to Section 10.13 or 10.17 of the Indenture, state the amount: (U)___________

Dated:___________________  Your Signature:______________________________________
                                          (Sign exactly as name appears
                                          on the other side of this
                                          Security)


Signature Guarantee:____________________________________________________________
                     Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1935, as amended.

                  SECTION 2.05. Form of Trustee's Certificate of Authentication. This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

                                                   THE CHASE MANHATTAN BANK,
                                                   as Trustee


                                                   by___________________________
                                                      Authorized Signatory

                                   ARTICLE III

                                 The Securities

                  SECTION 3.01. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited; provided that unless the Issuer authorizes the execution and delivery of Additional Securities pursuant to Section 3.12, the aggregate principal amount of Securities shall be limited to (U)100,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.05, 3.05, 3.06, 9.06 or 11.08 or in connection with an Offer to Purchase pursuant to Section 10.13 or
10.17 (all Securities referred to in this exception being deemed "Substitute Securities"). The Issuer may issue Exchange Securities from time to time pursuant to an Exchange Offer or otherwise, in each case pursuant to a Board Resolution, subject to Section 3.03, included in an Officers' Certificate delivered to the Trustee, in authorized denominations in exchange for a like principal amount at maturity of Original Securities. Upon any such exchange the Original Securities shall be canceled in accordance with Section 3.09 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount at maturity of Original Securities and Exchange Securities Outstanding exceed (U)100,000,000.

                  The Securities shall be known and designated as the "12 7/8% Senior Notes due 2010" of the Issuer. The Stated Maturity of the Securities shall be March 1, 2010. The Securities shall bear cash interest at the rate of 12.875% per annum on the principal amount at maturity of the Securities, from February 22, 2000 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, as the case may be, payable semi-annually on March 1 and September 1, commencing September 1, 2000 until the principal thereof is paid or made available for payment; provided, however, with respect to Original Securities, if there has been a Registration Default, a Step-Up will occur and the Original Securities will from then bear Special Interest to but excluding the Step-Down Date. Accrued Special Interest, if any, shall be paid in cash in arrears semi-annually on March 1 and September 1 in each year, and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed.

                  With respect to Global Securities, the Issuer will pay interest, if any, on such Securities to the bearers of such Securities. Holders of such Global Securities must surrender such Securities to the Trustee to collect principal payments. The principal of and premium, if any, and interest on the Securities shall be payable at the corporate trust office of the Trustee in the Borough of Manhattan, the City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Securities shall be subject to repurchase by the Issuer pursuant to an Offer to Purchase as provided in Sections 10.13 and 10.17 of the Indenture.

                  The Securities shall be redeemable as provided in Article Eleven.

                  The Securities shall not have the benefit of any sinking fund obligations.

                  The Securities shall be subject to defeasance at the option of the Issuer as provided in Article Twelve.

                  The Securities are guaranteed by the Guarantors as set forth in Article IV of this Indenture.

                  A copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or the trust indenture supplemental hereto setting forth the terms of such Securities.

                  Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

                  SECTION 3.02. Denominations. The Global Securities shall be issuable in bearer form without coupons and only in denominations of (U)1,000 and any integral multiple of (U)1,000 in excess thereof. Definitive Registered Securities shall be issuable in registered form without interest coupons in denominations of (U)1,000 and any integral multiple thereof.

                  SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Issuer by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities executed by the Issuer to the Trustee for authentication, together with a Issuer Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

                  At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a Registration Statement under the Securities Act with respect thereto, the Issuer may deliver Exchange Securities executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Securities and a like principal amount at maturity of Original Securities for cancelation in accordance with Section 3.09 of this Indenture, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities. In authenticating such Exchange Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) that such Exchange Securities have been duly and validly issued in accordance with the terms of the Indenture, and are entitled to all the rights and benefits set forth herein; and

                  (b) that the issuance of the Exchange Securities in exchange for the Original Securities has been effected in compliance with the Securities Act of 1933, as amended.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  SECTION 3.05. Temporary Securities. Pending the preparation of definitive Securities, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Issuer will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Issuer designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancelation of any one or more temporary Securities, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount at maturity of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 3.05. Registration, Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Definitive Securities and of transfers of such Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering such Securities and transfers of such Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

                  Subject to the other provisions of this Indenture regarding restrictions on transfer, upon surrender for registration of transfer of any Definitive Security at an office or agency of the Issuer designated pursuant to
Section 10.02 for such purpose in accordance with the terms hereof, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like tenor and aggregate principal amount at maturity and bearing such restrictive legends as may be required by this Indenture.

                  At the option of the Holder, and subject to the other provisions of this Section 3.05, Securities may be exchanged for other Securities of any authorized denominations and of a like tenor and aggregate principal amount at maturity, upon surrender of such Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and (subject to the provisions in the Original Securities regarding the payment of Special Interest) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.05, 3.05(d), 9.06 or 11.08 or in accordance with any Offer to Purchase pursuant to Section 10.13 or 10.17 not involving any transfer.

                  The Issuer shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.05 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.05(b) shall be made only in accordance with this Section 3.05(b) or, if necessary, in accordance with such other procedures as the Issuer shall develop which shall comply with applicable securities laws.

                         (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by Euroclear or Clearstream or an authorized representative of Euroclear or Clearstream directing that a beneficial interest in the Regulation S Global Security in a specified principal amount at maturity be credited to a specified Participant's account and that a beneficial interest in the Restricted Global Security in an equal principal amount at maturity be debited from another specified Participant's account and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce or cause to be reduced the principal amount at maturity of the Restricted Global Security and increase the principal amount at maturity of the Regulation S Global Security by such specified principal amount at maturity as provided in Section 3.05(e).

                        (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by Euroclear or Clearstream or an authorized representative of Euroclear or Clearstream directing that a beneficial interest in the Restricted Global Security in a specified principal amount at maturity be credited to a specified Participant's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount at maturity be debited from another specified Participant's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce or cause to be reduced the principal amount at maturity of the Regulation S Global Security and increase the principal amount at maturity of the Restricted Global Security by such specified principal amount at maturity as provided in Section 3.05(e).

                       (iii) Definitive Security to Definitive Security. A Security that is a Definitive Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is a Definitive Security as provided in Section 3.05(a), provided that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in every case to Section 3.05(c)).

                        (iv) Exchanges between Global Security and Definitive Security. A beneficial interest in a Global Security may be exchanged for a Security that is a Definitive Security as provided in Section 3.05(d), provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Security or a Regulation S Security, as the case may be (subject in each case to Section 3.05(c)).

                  (c) Securities Act Legends. Rule 155A Securities and their Successor Securities shall bear a Restricted Securities Legend, and the Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                         (i) subject to the following Clauses of this Section 3.05(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                        (ii) subject to the following Clauses of this Section 3.05(c), a new Security which is a Definitive Security and is issued in exchange for a Global Security or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to
         Section 3.05(b)(iii) or (iv) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

                       (iii) Registered Securities shall not bear a Securities Act Legend;

                        (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new

         Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article III;

                         (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Issuer's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Issuer, shall authenticate and deliver such a new Security as provided in this Article III; and

                        (vi) notwithstanding the foregoing provisions of this
         Section 3.05(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Issuer has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 155, in which case the Trustee, at the direction of the Issuer, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article III.

                  (d) Exchanges of Global Security for Definitive Security. Transfers of Global Securities shall be by delivery. The Book-Entry Depositary and the Issuer have agreed that the Global Securities shall only be delivered in the circumstances described in the Deposit Agreement. Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Definitive Securities unless (i) Euroclear and Clearstream each notifies the Issuer or the Book-Entry Depositary in writing that it (or its nominee) is unwilling or unable to continue to act as, or ceases to be, a clearing agency registered under the Exchange Act, and, in either case, a successor registered as a clearing agency under the Exchange Act is not appointed by the Issuer within 90 days, (ii) at any time if the Issuer determines that the Global Securities

(in whole but not in part) should be exchanged for Definitive Securities; provided, that (x) such exchange is required by (A) any applicable law or (B) any event beyond the Issuer's control or (y) payments of interest on any Global Security, Depositary Interest or beneficial interest are, or would become, subject to any deduction or withholding for taxes, (iii) at any time after the consummation of the Exchange Offer, if the owner of a beneficial interest requests such exchange in writing delivered to Euroclear or Clearstream and through Euroclear or Clearstream to the Book-Entry Depositary and the Trustee, or (iv) if the Book-Entry Depositary is at any time unwilling or unable to continue as Book-Entry Depositary and a successor Book-Entry Depositary is not appointed by the Issuer within 90 days. Upon the occurrence of any of the preceding events, Definitive Securities shall be issued in such names as the Book-Entry Depositary shall instruct the Trustee based on the instructions of Euroclear or Clearstream.

                  (e) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Book-Entry Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancelation as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancelation as provided in this Article III or (ii) the principal amount at maturity thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount at maturity of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made by (x) the Book-Entry Depositary as directed by the Trustee in such Book-Entry Depositary's book-entry system to the corresponding Depositary Interest and (y) the Common Depositary as directed by the Book-Entry Depositary in accordance with the Deposit Agreement to the corresponding Depositary Interest, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct Euroclear or Clearstream (as applicable) or their authorized representatives to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to
Section 3.05(b) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered (if applicable) in such names as may be directed by, the Book-Entry Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Issuer shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Book-Entry Depositary or Euroclear or Clearstream or any of their authorized representatives which is given or made pursuant to this Article III if such order, direction or request is given or made in accordance with the Deposit Agreement with respect to the Book-Entry Depositary and the Applicable Procedures with respect to Euroclear and Clearstream.

                  SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount at maturity and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of written notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount at maturity and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.07. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the bearer thereof on the Interest Payment Date in the case of a Global Security in bearer form and, in the case of a Definitive Security, to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest (including Special Interest) on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall (a) bear interest at the rate per annum stated in the form of Security included herein (to the extent that the payment of such interest shall be legally enforceable), and (b) forthwith cease to be payable to the bearer thereof on such Interest Payment Date with respect to a Global Security in bearer form and, with respect to a Definitive Security, to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and, in each case, such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause
(a) or (b) below:

                  (a) The Issuer may elect to make payment of any Defaulted Interest to the bearer of such Security on any Special Payment Date (as defined below) with respect to any Global Security in bearer form and, with respect to a Definitive Security, to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid, with respect to any Definitive Security, to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (b). As used in this Clause (a), "Special Payment Date" means the date on which Defaulted Interest is paid to the Holder.

                  (b) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Issuer, the Parent Guarantor, the Subsidiary Guarantor, the Trustee and any agent of the Issuer, the Parent Guarantor, the Subsidiary Guarantor or the Trustee may treat the Person in whose name a Definitive Security is registered as the owner of such Security and may treat the bearer of a Global Security as the owner of such Security, in each case, for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Parent Guarantor, the Subsidiary Guarantor, the Trustee nor any agent of the Issuer, the Parent Guarantor, the Subsidiary Guarantor or the Trustee shall be affected by notice to the contrary.

                  SECTION 3.09. Cancelation. All Securities surrendered for payment, redemption, registration of transfer, exchange or pursuant to any Offer to Purchase pursuant to Section 10.13 or 10.17 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its standard procedures or as directed by an Issuer Order; provided, however, that the Trustee shall not be required to destroy such Securities.

                  SECTION 3.10. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months, provided, however, that Special Interest on Original Securities shall be computed on the basis of a 365- or 366-day year, as the case may be, and the number of days actually elapsed.

                  SECTION 3.11. ISIN Numbers and Common Code Numbers. The Issuer in issuing Securities may use "ISIN" and "Common Code" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such "ISIN" and "Common Code" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such "ISIN" and "Common Code" numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such "ISIN" and "Common Code" numbers.

                  SECTION 3.12. Additional Securities. Subject to Article X of this Indenture, the Issuer may authorize the issuance of Additional Securities. All Securities originally issued on the date of this Indenture and any Additional Securities originally issued after the date of Securities for all purposes under this Indenture.

                  Additional Securities shall be issued, authenticated and delivered in accordance with the provisions of Section 3.03 and shall be entitled to the benefits of the Guarantees of the Guarantors to the same extent as all other Securities. The Issuer shall specify in the Issuer Order pursuant to Section 3.03 the aggregate principal amount of Additional Securities and shall certify that the issuance complies with the requirements of the Indenture, including Article X. The Issuer shall be entitled to issue Additional Securities initially as Original Securities or as Exchange Securities. If Additional Securities are issued as Original Securities, they may be exchanged for Exchange Securities in accordance with this Indenture and the applicable Exchange and Registration Rights Agreement.


                                   ARTICLE IV

                             Guarantee Of Securities

                  SECTION 5.01. Guarantee. Subject to the provisions of this Article Four, the Guarantors hereby fully, unconditionally and irrevocably guarantee to each Holder and to the Trustee on behalf of the Holders: (i) the due and punctual payment of the principal of, premium, if any, on and interest (including Special Interest) on each Security, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee, all in accordance with the terms of such Security and this Indenture and (ii) in the case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at Stated Maturity, by acceleration or otherwise. The Guarantors hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, the benefit of discussion, protest or notice with respect to any such Security or the debt evidenced thereby and all demands whatsoever, and covenants that this Securities Guarantee will not be discharged as to any such Security except by payment in full of the principal thereof and interest thereon and as provided in Section 12.01 and Section 12.02 (subject to Section 12.06). The maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five for the purposes of this Article Four. In the event of any declaration of acceleration of such obligations as provided in Article Five, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Article Four. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article Five, the Trustee shall promptly make a demand for payment on the Securities under the Guarantee provided for in this Article Four.

                  If the Trustee or the Holder of any Security is required by any court or otherwise to return to the Issuer or either Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Issuer or either Guarantor, any amount paid to the Trustee or such Holder in respect of a Security, this Securities Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantors further agree, to the fullest extent that they may lawfully do so, that, as between them, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Securities Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

                  Until such time as the Securities are fully and finally paid, including all interest, premium, principal and liquidated damages with respect thereto, the Guarantors hereby irrevocably waive any claim or other rights which they may now or hereafter acquire against the Issuer that arise from the existence, payment, performance or enforcement of their obligations under this Securities

Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Holders against the Issuer or any collateral which any such Holder or the Trustee on behalf of such Holder hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuer, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to either Guarantor in violation of the preceding sentence and the principal of, premium, if any, and accrued interest on the Securities shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall forthwith be paid to the Trustee for the benefit of the Holders to be credited and applied upon the principal of, premium, if any, and accrued interest on the Securities. The Guarantors acknowledge that they will receive direct and indirect benefits from the issuance of the Securities pursuant to this Indenture and that the waivers set forth in this Section 5.01 are knowingly made in contemplation of such benefits.

                  The Guarantee set forth in this Section 5.01 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

                  SECTION 5.02. Obligations Unconditional. Subject to Section 5.05, nothing contained in this Article Four or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Guarantors and the holders of the Securities, the obligation of the Guarantors, which is absolute and unconditional, upon failure by the Issuer, to pay to the holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of either Guarantor, nor shall anything herein or therein prevent the holder of any Securities or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture.

                  Without limiting the foregoing, nothing contained in this Article Four will restrict the right of the Trustee or the holders of the Securities to take any action to declare the Guarantee to be due and payable prior to the Stated Maturity of the Securities pursuant to
Section 5.02 or to pursue any rights or remedies hereunder.

                  SECTION 5.03. Notice to Trustee. The Guarantors shall give prompt written notice to the Trustee of any fact known to either Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities Guarantee pursuant to the provisions of this Article Four.

                  SECTION 5.05. Release of Subsidiary Guarantor. The Subsidiary Guarantor shall be automatically and unconditionally released and discharged from its obligations under this Securities Guarantee (i) upon any sale, exchange or transfer, to any Person not an Affiliate of the Parent Guarantor, of all of the Parent Guarantor's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, the Subsidiary Guarantor (which sale, exchange or transfer is not prohibited by this Indenture) or (ii) at any time, so long as in the case of this clause (ii) Standard & Poor's Corporation is notified by the Issuer of the proposed termination of the Guarantee of the Subsidiary Guarantor and advises the Issuer that such termination would not result in a downgrade of the rating on the Securities or placement of the Securities on creditwatch with negative implications. Upon the release and discharge of the Subsidiary Guarantor from its obligations under the Securities Guarantee pursuant to this Section 5.05, the Subsidiary Guarantor shall also be released and discharged from any other obligations it has under this Indenture in its capacity as Subsidiary Guarantor, provided that no such release and discharge shall affect any obligation of the Subsidiary Guarantor in its capacity as a Restricted Subsidiary of the Guarantor.


                                    ARTICLE V

                                    Remedies

                  SECTION 5.01. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (b) default in the payment of the principal of (or premium, if any, on) any Security when due; or

                  (c) default in the payment of principal and interest upon any Security required to be purchased pursuant to an Offer to Purchase pursuant to Sections 10.13 or 10.17; or

                  (d) default in the performance, or breach, of Section 8.01,
         10.13 or 10.17; or

                  (e) default in the performance, or breach, of any covenant or warranty of the Issuer or either Guarantor in this Indenture or in any Security (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount at maturity of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (f) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of indebtedness by the Parent Guarantor, the Issuer or any Subsidiary of the Parent Guarantor or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any indebtedness of such type by the Parent Guarantor, the Issuer or any Subsidiary of the Parent Guarantor with a principal amount then outstanding, individually or in the aggregate, in excess of $10 million, whether such indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay in excess of $10 million of the principal of such indebtedness when due at the final maturity thereof, or shall have resulted in excess of $10 million of indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                  (g) a final judgment or final judgments for the payment of money are entered against the Parent Guarantor, the Issuer or any Subsidiary of the Parent Guarantor in an aggregate amount in excess of $10 million (net of indemnities and funds actually received or to be received within 90 days of such judgment) by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

                  (h) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of either Guarantor, the Issuer or any Significant Subsidiaries in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging either Guarantor, the Issuer or any Significant Subsidiaries a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of either Guarantor, the Issuer or any Significant Subsidiaries under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of either Guarantor, the Issuer or any Significant Subsidiaries or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (i) the commencement by either Guarantor, the Issuer or any Significant Subsidiaries of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of either Guarantor, the Issuer or any Significant Subsidiaries in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of either Guarantor, the Issuer or any Significant Subsidiaries or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by either Guarantor, the Issuer or any Significant Subsidiaries in furtherance of any such action; provided that this clause (i) shall not apply to any actions in connection with the winding up or liquidation of the Guarantors or the Issuer to be effected after the Person then constituting such Guarantors or the Issuer shall cease to be such Guarantors or the Issuer following a transaction governed by the provisions of Article VIII.

                  SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Section 5.01(h) or (i)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount at maturity of the Outstanding Securities may declare the principal amount at maturity of all the Securities to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 5.01(h) or (i) occurs, the principal amount of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due based on acceleration has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount at maturity of the Outstanding Securities, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities,

                           (B) the principal amount of (and premium, if any, on)
                  any Securities which have become due
                  otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Issuer) and interest thereon at the rate borne by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate borne by the Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Issuer, at the Purchase Date thereof, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.05. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Issuer (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys, securities or other property payable or deliverable upon the exchange of the Securities or upon any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the

Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors or other similar committee.

                  SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 6.07; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

                  SECTION 5.07. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount at maturity of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered and, if requested, provided to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (5) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, provision of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount at maturity of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  SECTION 5.08. Unconditional Right of Holders To Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of an Offer to Purchase made by the Issuer and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12. Control by Holders. The Holders of a majority in principal amount at maturity of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability (as determined in the sole discretion of the Trustee), and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount at maturity of the Outstanding Securities may on behalf of the Holders of all the Securities by written notice to the Trustee waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Issuer), or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected or

                  (3) arising from failure to purchase any Security tendered pursuant to Sections 10.13 and 10.17 of this Indenture.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.15. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuer or the Parent Guarantor; further provided, that the provisions of this Section 5.15 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding more than 10% in aggregate principal amount at maturity of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, or premium, if any, or interest on any Security on or after the respective due dates expressed in such Security.

                  SECTION 5.15. Waiver of Stay or Extension Laws. Each of the Issuer and the Parent Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuer and the Parent Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                   The Trustee

                  SECTION 6.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants, duties or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount at maturity of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (5) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.02. Notice of Defaults. The Trustee shall give the Holders notice of any default hereunder known to the Trustee as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.01(e), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                  SECTION 6.03. Certain Rights of Trustee. Subject to the provisions of Section 6.01:

                  (a) the Trustee may conclusively rely and shall be completely protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request from the Issuer and be completely protected in relying upon an Officers' Certificate received in response to such request;

                  (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction reasonably satisfactory to the Trustee;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee may (but shall have no obligation to) make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer or the Parent Guarantor, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in accordance with the direction of Holders of Outstanding Securities as provided in Sections 5.02, 5.12 and 5.13 hereof; and

                  (i) for all purposes under this Indenture, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                  SECTION 6.05. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Securities Guarantee. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

                  SECTION 6.05. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuer or the Parent Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

                  SECTION 6.07. Compensation and Reimbursement. The Issuer and the Parent Guarantor jointly and severally agree

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of enforcing this Indenture against the Issuer or the Parent Guarantor (including, without limitation, this Section 6.07) and of defending itself against any claim (whether asserted by any Holder or the Issuer or the Parent Guarantor) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 6.07 shall survive any termination of this Indenture and the resignation or removal of the Trustee.

                  As security for the performance of the obligations of the Issuer under this Section 6.07, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 6.07 shall not be subordinate to any other liability or indebtedness of the Issuer (even though the Securities may be so subordinated).

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(h) or Section 5.01(i), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                  It is understood and agreed that amounts paid by the Issuer or the Guarantors pursuant to this Section 6.07 may be paid in Dollars as the Trustee and the Issuer and Guarantors shall agree.

                  Any amount awarded to the Trustee by a court of appropriate jurisdiction pursuant to a final judgment to be paid by the Issuer or the Guarantors in respect of any legal action, suit or proceeding relating to this
Section 6.07 shall be payable in Dollars.

                  The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or termination of the Trustee.

                  SECTION 6.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, the City of New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11, at which time the retiring Trustee shall be fully discharged from its obligations hereunder.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount at maturity of the Outstanding Securities, delivered to the Trustee and to the Issuer.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.15, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount at maturity of the Outstanding Securities delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 6.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of all sums owing to the Trustee under
Section 6.07, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation shall be otherwise qualified and eligible under this Article. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 6.13. Preferential Collection of Claims Against Issuer or Guarantors. If and when the Trustee shall be or become a creditor of the Issuer or either Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer or Parent Guarantor (or any such other obligor).

                  SECTION 6.15. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of

America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

                  If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities referred to in the within-mentioned Indenture.

Dated:


                                             THE CHASE MANHATTAN BANK, as
                                             Trustee,

                                               by
                                                 --------------------------,
                                                 as Authenticating Agent


                                               by
                                                 ---------------------------
                                                     Authorized Signatory



                  SECTION 6.15. Withholding Taxes. Notwithstanding any other provision of this Agreement, the Trustee, as agent for the Issuer and the Parent Guarantor, shall exclude and withhold from each payment of principal and interest and other amounts due hereunder or under the Securities or the Securities Guarantee any and all withholding taxes applicable thereto as required by law. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Securities or the Securities Guarantee, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Holders of the Securities, that it will furnish to the Holders of the Securities such forms or certificates as are necessary or appropriate to provide the information described in Section 10.09(c)(i) hereof or make the declaration or claim described in Section 10.09(c)(ii) hereof, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each Holder of a Security appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Holders may reasonably request from time to time.

                  In the event that the Trustee is also acting as Paying Agent, Authenticating Agent, transfer agent, or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article Six shall also be afforded to such Paying Agent, Authenticating Agent, transfer agent, or Registrar.


                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Issuer

                  SECTION 7.01. Issuer to Furnish Trustee Names and Addresses of Holder. The Issuer will furnish or cause to be furnished to the Trustee (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                  SECTION 7.02. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

                  SECTION 7.03. Reports by Trustee. (a) Within 30 days after January 1 of each year, commencing with the first January 1 following the first issuance of Securities pursuant to Section 3.01, if required by Section 3.13(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 3.13(c) of the Trust Indenture Act, a brief report dated as of such January 1 with respect to any of the events specified in said Section 3.13(a) which may have occurred since the later of the immediately preceding January 1 and the date of this Indenture.

                  (b) The Trustee shall transmit the reports required by Section 3.13(b) of the Trust Indenture Act and Section 6.02 hereof at the times specified therein.

                  (c) Reports pursuant to this Section shall be transmitted in the manner and to the persons required by Sections 3.13(c) and 3.13(d) of the Trust Indenture Act.

                  (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Issuer. The Issuer will promptly notify the Trustee when the Securities are listed on any stock exchange.

                  SECTION 7.05. Reports by Issuer and Parent Guarantor. Each of the Parent Guarantor and the Issuer shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act and in the manner set forth in Section 10.18.

                  SECTION 7.05. Officers' Certificate with Respect to Change in Interest Rates. Within five days after any Step-Up or Step-Down Date, the Issuer shall deliver an Officers' Certificate to the Trustee stating the new interest rate and the date on which it became effective.

                                  ARTICLE VIII

                           Merger, Consolidation, Etc.

                  SECTION 8.01. Mergers, Consolidations and Certain Sales of Assets. Neither the Parent Guarantor, the Issuer nor, so long as it has not been released from its obligations under the Securities Guarantee, the Subsidiary Guarantor may, in a single transaction or a series of related transactions, (except, in the case of the Subsidiary Guarantor, in any transaction or series of related transactions as a result of which the Subsidiary Guarantor is released from its obligations under the Securities Guarantee) (i) consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into either Guarantor or the Issuer, or (ii) directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of its assets to any other Person, unless:

                  (1) in a transaction in which either Guarantor or the Issuer, as applicable, does not survive or in which either Guarantor or the Issuer sells, leases or otherwise disposes of all or substantially all of its assets to any other Person (other than, in any such case, either Guarantor or the Issuer), the successor entity to such Guarantor or the Issuer is organized under the laws of Bermuda, the United Kingdom, the United States of America or any State thereof or the District of Columbia, the British Virgin Islands, Cayman Islands, The Netherlands, Ireland or Jersey and shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of such Guarantor's or the Issuer's obligations under the Indenture;

                  (2) immediately before and after giving effect to such transaction and treating any Debt which becomes an obligation of either Guarantor or a Subsidiary as a result of such transaction as having been Incurred by such Guarantor or such Subsidiary at the time of the transaction, no Event of Default or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default shall have occurred and be continuing;

                  (3) immediately after giving effect to such transaction, the Consolidated Net Worth of the Parent Guarantor (or other successor entity to the Parent

         Guarantor) is equal to or greater than that of the Parent Guarantor immediately prior to the transaction;

                  (5) if, as a result of any such transaction, property or assets of the Parent Guarantor or any Subsidiary would become subject to a Lien prohibited by Section 10.15, the Parent Guarantor or the successor entity to the Parent Guarantor shall have secured the Securities as required by said covenant; and

                  (5) in the event that the continuing Person is incorporated in a jurisdiction other than the United States or the jurisdiction in which such Person was incorporated immediately prior to such transaction, (A) the Issuer delivers to the Trustee an Opinion of Counsel stating that the obligations of the continuing Person under the Indenture are enforceable under the laws of the new jurisdiction of its incorporation to the same extent as the obligations of the Issuer or the Parent Guarantor, as the case may be, under the Indenture immediately prior to such transaction; (B) the continuing Person agrees in writing to submit to jurisdiction and appoints an agent for the service of process, each under terms substantially similar to the terms contained in the Indenture with respect to the Issuer or such Guarantor, as the case may be; (C) the continuing Person agrees in writing to pay Additional Amounts as provided under this Indenture under Section 10.09 with respect to the Issuer or such Guarantor, as the case may be, except that such Additional Amount shall relate to any withholding tax whatsoever regardless of any change of law (subject to exceptions substantially similar to those contained in Section 10.09);
         (D) the Board of Directors of the Parent Guarantor determines in good faith that such transaction will have no material adverse effect on any Holder and a Board Resolution to that effect is delivered to the Trustee; and (E) the principal purpose of the continuing Person being incorporated in such jurisdiction is to obtain tax benefits for such Guarantor, the Issuer, their direct and indirect stockholders or the Holders.

                  SECTION 8.02. Successor Substituted. Upon any consolidation of either Guarantor or the Issuer with, or merger of either Guarantor or the Issuer with or into, any other Person or any conveyance, transfer or lease of the properties and assets of either Guarantor or the Issuer substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which such Guarantor or the Issuer, as applicable, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, such Guarantor or the Issuer, as applicable, under this Indenture with the same effect as if such successor Person had been named as such Guarantor or the Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             Supplemental Indentures

                  SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Issuer and the Guarantors, each when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Issuer or either Guarantor and the assumption by any such successor of the covenants of the Issuer or such Guarantor herein and in the Securities; or

                  (2) to add to the covenants of the Issuer or either Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer or either Guarantor; or

                  (3) to secure the Securities pursuant to the requirements of
         Section 10.15 or otherwise; or

                  (5) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to comply with any requirement of the Commission in order to effect qualification of this Indenture under the Trust Indenture Act in connection with the issuance of Exchange Securities or Registered Securities or thereafter to maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or

                  (6) to provide for uncertificated Securities in addition to or in place of certified Securities.

                  SECTION 9.02. Supplemental Indentures with Consent of Holders. With the written consent of the Holders of not less than a majority in aggregate principal amount at maturity of the Outstanding Securities, by Act of said Holders delivered to the Issuer and the Trustee, and consistent with Section 5.13, the Issuer and the Guarantors, each when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the written consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date, or

                  (2) reduce the percentage in principal amount at maturity of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 5.13 or Section 10.20, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                  (5) following the making of an Offer with respect to an Offer to Purchase pursuant to Sections 10.13 or 10.17, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner materially adverse to such Holder, or

                  (5) release either Guarantor from its Securities Guarantee, except for a release of the Subsidiary Guarantor pursuant to Section 5.05.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.05. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                  SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                    ARTICLE X

                                    Covenants

                  SECTION 10.01. Payment of Principal, Premium and Interest. The Issuer will duly and punctually pay the principal of and premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture. Payments of principal, interest and premium, if any, shall be made in Euros.

                  SECTION 10.02. Maintenance of Office or Agency. The Issuer will maintain in the Borough of Manhattan, the City of New York, New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Issuer may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, the City of New York, New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, New York for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 10.03. Money for Security Payments To Be Held in Trust. If the Issuer shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 5.05, upon any bankruptcy or reorganization proceeding relative to the Issuer, the Trustee shall serve as the Paying Agent for the Securities.

                  Whenever the Issuer shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee in writing of its action or failure so to act. Upon any bankruptcy or reorganization proceeding relative to the Issuer, the Trustee shall serve as the Paying Agent for the Securities.

                  The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee written notice of any default by the Issuer (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (5) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

                  SECTION 10.05. Existence. Subject to Article Eight, the Guarantors will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of the Guarantors, the Issuer and each of the Restricted Subsidiaries; provided, however, that the Guarantors shall not be required to preserve any such right or franchise if either Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Guarantor, the Issuer or the Restricted Subsidiaries and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 10.05. Maintenance of Properties. The Guarantors will cause all properties used or useful in the conduct of their business or the business of the Issuer or any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Guarantors may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent either Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Parent Guarantor, desirable in the conduct of its business or the business of the Issuer or any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

                  SECTION 10.06. Payment of Taxes and Other Claims. Neither Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon such Guarantor or the Issuer or any Restricted Subsidiaries or upon the income, profits or property of such Guarantor or the Issuer or any Restricted Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of such Guarantor or the Issuer or any Restricted Subsidiaries; provided, however, that neither Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  SECTION 10.07. Maintenance of Insurance. The Guarantors shall, and shall cause the Issuer and the Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Guarantors to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.

                  SECTION 10.08. Limitation on Consolidated Debt. The Parent Guarantor may not, and may not permit any Restricted Subsidiary of the Parent Guarantor to, Incur any Debt (other than the Securities and the Securities Guarantee) unless the ratio of (i) the aggregate consolidated principal amount of Debt (which is defined to include the accreted value of any Debt issued at a discount) of the Parent Guarantor outstanding as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to the Incurrence of such Debt and any other Debt Incurred since such balance sheet date and the receipt and application of the proceeds thereof, to (ii) four (5) times the Consolidated Cash Flow Available for Fixed Charges for the most recent fiscal quarter next preceding the Incurrence of such Debt for which consolidated financial statements are available, determined on a pro forma basis as if any such Debt had been Incurred and the proceeds thereof had been applied at the beginning of such recent fiscal quarter, would be less than
7.0 to 1.0 for such period.

                  Notwithstanding the foregoing limitation, the Parent Guarantor and any Restricted Subsidiary may Incur the following:

                  (i) Debt under Credit Facilities in an aggregate principal amount at any one time not to exceed $200 million, and any renewal, extension, refinancing or refunding thereof in an amount which, together with any principal amount remaining outstanding under all Credit Facilities, does not exceed the aggregate principal amount outstanding under all Credit Facilities immediately prior to such renewal, extension, refinancing or refunding;

                  (ii) Debt owed by the Parent Guarantor to any Restricted Subsidiary of the Parent Guarantor or Debt owed by a Restricted Subsidiary of the Parent Guarantor to the Parent Guarantor or a Restricted Subsidiary of the Parent Guarantor; provided, however, that upon either (x) the transfer or other disposition by such Restricted Subsidiary or the Parent Guarantor of any Debt so permitted to a Person other than the Parent Guarantor or another Restricted Subsidiary of the Parent Guarantor or (y) such Restricted Subsidiary ceasing to be a Restricted Subsidiary, the provisions of this clause (ii) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

                  (iii) Debt Incurred to renew, extend, refinance or refund (each, a "refinancing") (x) Debt outstanding at the date hereof (after giving effect to the Equity Clawback) or (y) Incurred pursuant to the first paragraph of this Section, or clause (vi) or (vii) of this paragraph or
         (z) the Securities issued on the date hereof or Securities exchanged therefore, in each case, in an aggregate principal amount not to exceed the aggregate principal amount of and accrued interest on the Debt so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium reasonably determined by the Parent Guarantor as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Parent Guarantor or the Restricted Subsidiary effecting such refinancing incurred in connection with such refinancing; provided, however, that Debt the proceeds of which are used to refinance the Securities or Debt which is pari passu to the Securities and the Security Guarantee or Debt which is subordinate in right of payment to the Securities and the Security Guarantee shall only be permitted if
         (A) in the case of any refinancing of the Securities or Debt which is pari passu to the Securities and the Security Guarantee, the refinancing Debt is made pari passu or subordinated to the Securities and the Security Guarantee, and, in the case of any refinancing of Subordinated Debt, the refinancing Debt constitutes Subordinated Debt and (B) in any case, the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, does not have a final stated maturity prior to the final stated maturity of the Debt being refinanced, and the Average Life of such new Debt is at least equal to the remaining Average Life of the Debt being refinanced (assuming that such Debt being refinanced had a final stated maturity three months later than its actual final stated maturity);

                  (iv) Debt in an aggregate principal amount not in excess of
         (A) two (2) times the aggregate amount of the Parent Guarantor's Incremental Paid-in Capital minus
         (B) $165 million;

                  (v) Debt in an aggregate principal amount not in excess of 80% of the aggregate amount of accounts receivable set forth on the most recent unaudited quarterly or audited annual financial statements of the Parent Guarantor and its consolidated subsidiaries filed with the Commission;

                  (vi) Purchase Money Debt, which is incurred for the construction, acquisition and improvement of

         Telecommunications Assets, provided that the amount of such Purchase Money Debt does not exceed the cost of the construction, acquisition or improvement of the applicable Telecommunications Assets;

                  (vii) Debt consisting of Permitted Interest Rate and Currency Protection Agreements; and

                  (viii) Debt not otherwise permitted to be Incurred pursuant to clauses (i) through (vii) above, which, together with any other outstanding Debt Incurred pursuant to this clause (viii), has an aggregate principal amount not in excess of $50 million at any time outstanding.

                  For purposes of determining compliance with this Section, with respect to any item of Debt, (x) in the event that such item of Debt meets the criteria of more than one of the types of Debt the Parent Guarantor or a Restricted Subsidiary is permitted to Incur pursuant to the foregoing clauses
(i) through (viii), the Parent Guarantor shall have the right, in its sole discretion, to classify such item of Debt and shall only be required to include the amount and type of such Debt under the clause permitting the Debt as so classified and (y) any other obligation of the obligor on such Debt (or of any other Person who could have Incurred such Debt under this Section) arising under any Guarantee, Lien or letter of credit supporting such Debt shall be disregarded to the extent that such Guarantee, Lien or letter of credit secures the principal amount of such Debt.

                  For purposes of determining compliance with any Dollar-denominated restriction on the Incurrence of Debt denominated in a foreign currency, the Dollar-equivalent principal amount of such foreign-currency-denominated Debt Incurred pursuant thereto shall be calculated based on the relevant currency exchange rate in effect on the date that such foreign-currency-denominated Debt was Incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that (x) the Dollar-equivalent principal amount of any such Debt outstanding on the date hereof shall be calculated based on the relevant currency exchange rate in effect on the date hereof and (y) if such Debt is Incurred to refinance other Debt denominated in a foreign currency, and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing

Debt does not exceed the principal amount of such Debt being refinanced. The principal amount of any Debt Incurred to refinance other Debt, if Incurred in a different currency from the Debt being refinanced, shall be calculated based on the currency exchange rate applicable to the currency in which such respective Debt is denominated that is in effect on the date of such refinancing.

                  SECTION 10.09. Additional Amounts. Payments made by the Issuer or the Guarantors pursuant to the Securities or the Securities Guarantee will be made without withholding or deduction for taxes unless required by law. In the event of (x) any change that becomes effective after the date hereof in the laws of the U.K. or Bermuda or of any political subdivision or taxing authority thereof or therein or any change in the interpretation or administration thereof or (y) a failure by the Issuer to list and maintain a listing of the Securities on a "recognized stock exchange" (within the meaning of Section 851 of the U.K. Income and Corporation Taxes Act 1988) prior to the first date upon which interest is required to be paid hereunder (a "Listing Failure"), the effect of which is to require the withholding or deduction by the Issuer or the Guarantors pursuant to the Securities or the Securities Guarantee, respectively, of any amount for taxes that would not have been required to be withheld or deducted absent such change or Listing Failure, as the case may be, the Issuer or the Guarantors will pay, to the extent they may then lawfully do so, such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of and interest on the Securities, after deduction for withholding for or on account of any future tax, assessment or other governmental charge will not be less than the amount provided for in the Securities to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply in respect of:

                  (i) any tax, withholding, assessment or other governmental charge which would not have been imposed but for (x) the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation) and the U.K. or Bermuda or any political subdivision or taxing authority thereof including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (y) the presentation of a Security or a Securities Guarantee (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, except for Additional Amounts with respect to Taxes that would have been imposed had the holder presented the Security for payment within such 30-day period;

                  (ii) any estate, inheritance, gift, sale, transfer or personal property tax;

                  (iii) any tax, assessment or other governmental charge that is withheld by reason of the failure to timely comply by the holder or the beneficial owner of the Security with a request in writing of the Issuer or the Parent Guarantor (which request shall be furnished to the Trustee) (x) to provide information concerning the nationality, residence or identity of the holder or such beneficial owner or (y) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing or domicile jurisdiction as a precondition to exemption from or reduction of all or part of such tax, assessment or other governmental charge; provided, however, that this clause (iii) shall not apply to limit the Issuer's or Guarantors' obligation to pay Additional Amounts if the completing and filing of the information described in subclause (x) or the declaration or other claim described in subclause (y) would be materially more onerous in form, in procedure or in substance of information disclosed, in comparison to the information reporting requirements imposed under U.S. tax law with respect to Forms 1001, W-8 and W-9; or

                  (iv) any tax, withholding, assessment or other governmental charge resulting from a Listing Failure with respect to any Security issued in the form of a Definitive Security pursuant to the terms of the Deposit Agreement and this Indenture; or

                  (v) any combination of items (i), (ii), (iii) and (iv) above; nor shall Additional Amounts be paid with respect to any payment of the principal of, or any interest on, any Security or Securities Guarantee to any holder who is not the sole beneficial owner of such Security or Securities Guarantee or is a fiduciary or partnership, but only to the extent that a beneficial owner, a beneficiary or a settlor with respect to a fiduciary or a member of the partnership would not have been entitled to the payment of the Additional Amount had the beneficial owner, beneficiary, settlor or member of such partnership received directly its beneficial or distributive share of the payment.

                  At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Issuer or the Guarantors will be obligated to pay Additional Amounts with respect to such payment, the Issuer or the Guarantors will deliver to the Trustee an Officer's Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and will set forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal (and premium, if any), Redemption Price, interest or any other amount payable under or with respect to any Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

                  SECTION 10.10. Limitation on Restricted Payments. The Parent Guarantor (i) may not, and will not permit any Restricted Subsidiary, directly or indirectly, to declare or pay any dividend, or make any distribution, in respect of its Capital Stock or to the holders thereof, excluding (x) any dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to acquire its Capital Stock (other than Disqualified Stock), (y) any dividends paid to the Parent Guarantor or a Restricted Subsidiary, or (z) pro rata dividends paid on shares of Common Stock of Restricted Subsidiaries, (ii) may not, and may not permit any Restricted Subsidiary to, purchase, redeem, or otherwise retire or acquire for value (a) any Capital Stock of the Parent Guarantor or any Related Person of the Parent Guarantor (other than a permitted refinancing) or (b) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Parent Guarantor or any Related Person of the Parent Guarantor or any securities convertible or exchangeable into shares of Capital Stock of the Parent Guarantor or any Related Person of the Parent Guarantor (other than a permitted refinancing), (iii) may not make, or permit any Restricted Subsidiary to make, any Investment, except for Permitted Investments, and (iv) may not, and may not permit any Restricted Subsidiary to, redeem, defease, repurchase, retire or otherwise acquire or retire for value, prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Guarantors or the Issuer which is subordinate in right of payment to the Securities or the Securities Guarantee (each of clauses (i) through (iv) being a "Restricted Payment") if: (1) an Event of Default, or an event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing, or (2) except with respect to Investments, upon giving effect to such Restricted Payment, the Parent Guarantor could not Incur at least $1.00 of additional Debt pursuant to the first paragraph of Section 10.08, or (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments from the date hereof exceeds the sum of: (a)(x) Consolidated Cash Flow Available for Fixed Charges since the end of the last full fiscal quarter prior to the date hereof through the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment (the "Calculation Period") minus (y) 1.5 times Consolidated Interest Expense for the Calculation Period plus (b) an amount equal to the net reduction in Investments (other than reductions in Permitted Investments) in any Person resulting from payments of interest on Debt, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Parent Guarantor or any Restricted Subsidiary or from the Net Cash Proceeds from the sale of any such Investment (except, in each case, to the extent any such payment or proceeds are included in the calculation of Consolidated Cash Flow Available for Fixed Charges for the Calculation Period), or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of Investment), not to exceed, in each case, the amount of Investments previously made by the Parent Guarantor or any Restricted Subsidiary in such Person or Unrestricted Subsidiary plus (c) an amount equal to the aggregate net proceeds received after the date hereof, including the fair market value of property other than cash (determined in good faith by the Board of Directors as evidenced by a resolution of the Board of Directors filed with the Trustee), as capital contributions to the Parent Guarantor or from the issuance (other than to a Subsidiary) of Capital Stock (other than Disqualified Stock) of the Parent Guarantor and warrants, rights or options on Capital Stock (other than Disqualified Stock) of the Parent Guarantor and the principal amount at maturity of Debt of Parent Guarantor or any Restricted Subsidiary that has been converted into Capital Stock (other than Disqualified Stock and other than by a Subsidiary) of the Parent Guarantor after the date hereof plus (d) $30 million.

                  Notwithstanding the foregoing, (i) the Parent Guarantor may pay any dividend on Capital Stock of any class of the Parent Guarantor within 60 days after the declaration thereof if, on the date when the dividend was declared, the Parent Guarantor could have paid such dividend in accordance with the foregoing provisions, (ii) the Parent Guarantor may make acquisitions of a minority equity interest in entities engaged in the Telecommunications Business; provided that (A) the acquisition of a majority equity interest in such entities is not then permitted or practicable under applicable law without regulatory consent or change of law, (B) the Board of Directors of the Parent Guarantor determines in good faith that there is a substantial probability that such approval or change of law will be obtained, (C) the Parent Guarantor or one of its Restricted Subsidiaries has the right to acquire Capital Stock representing a majority of the voting power of the Voting Stock of such entity upon receipt of regulatory consent or change of law and does acquire such Voting Stock reasonably promptly upon receipt of such consent or change of law and (D) in the event that such consent or change of law has not been obtained within 18 months of funding such Investment, the Parent Guarantor or one of its Restricted Subsidiaries has the right to sell such minority equity interest to the Person from whom it acquired such interest, for consideration consisting of the consideration originally paid by the Parent Guarantor and its Restricted Subsidiaries for such minority equity interest; (iii) the Parent Guarantor may repurchase any shares of its Common Stock or options to acquire its Common Stock from Persons who were formerly directors, officers or employees of the Parent Guarantor or any of its Subsidiaries, provided that the aggregate amount of all such repurchases made pursuant to this clause (iii) shall not exceed $6 million, plus the aggregate cash proceeds received by the Parent Guarantor since the date hereof from issuances of its Common Stock or options to acquire its Common Stock to directors, officers and employees of the Parent Guarantor or any of its Subsidiaries, (iv) the Parent Guarantor or a Restricted Subsidiary may redeem, defease, repurchase, retire or otherwise acquire or retire for value Debt of the Guarantors or the Issuer which is subordinated in right of payment to the Securities or the Security Guarantees, as the case may be, in exchange for, or out of the proceeds of a substantially concurrent sale (other than to a Subsidiary) of, Capital Stock (other than Disqualified Stock of the

Parent Guarantor) or in a refinancing that satisfies the requirements of clause
(iii) of the second paragraph of Section 10.08, (v) the Parent Guarantor and its Restricted Subsidiaries may retire or repurchase any Capital Stock of the Parent Guarantor or of any Subsidiary of the Parent Guarantor in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary of the Parent Guarantor) of, Capital Stock (other than Disqualified Stock) of the Parent Guarantor or such Restricted Subsidiary and (vi) the Parent Guarantor or a Restricted Subsidiary may make payments or distributions to dissenting stockholders pursuant to applicable law or pursuant to or in connection with a transaction governed by the provisions of Article VIII hereof, provided that the number of shares as to which dissent or appraisal rights are exercised and such payments or distributions are being made does not exceed 1% of the total number of shares of all classes for which such rights are exercisable.

                  SECTION 10.11. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries. The Parent Guarantor may not, and may not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary of the Parent Guarantor (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock owned by the Parent Guarantor or any other Restricted Subsidiary of the Parent Guarantor or pay any Debt or other obligation owed to the Parent Guarantor or any other Restricted Subsidiary; (ii) to make loans or advances to the Parent Guarantor or any other Restricted Subsidiary; or (iii) to transfer any of its property or assets to the Parent Guarantor or any other Restricted Subsidiary.

                  Notwithstanding the foregoing, the Parent Guarantor may, and may permit any Restricted Subsidiary to, suffer to exist any such encumbrance or restriction (a) pursuant to any agreement in effect on the date hereof; (b) pursuant to an agreement relating to any Acquired Debt, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired and was not Incurred in anticipation of such Person being acquired; (c) pursuant to an agreement effecting a renewal, refunding or extension of Debt Incurred pursuant to an agreement referred to in clause (a) or (b) above; provided, however, that the provisions contained in such renewal, refunding or extension agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof; (d) in the case of clause (iii) in the above paragraph, contained in any security agreement (including a Capital Lease Obligation) securing Debt of the Parent Guarantor or a Restricted Subsidiary otherwise permitted hereunder, but only to the extent such restrictions restrict the transfer of the property subject to such security agreement; (e) in the case of clause (iii) in the above paragraph, with respect to customary nonassignment provisions entered into in the ordinary course of business in leases and other agreements; (f) with respect to a Restricted Subsidiary of the Parent Guarantor imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary, provided that (x) the consummation of such transaction would not result in an Event of Default or an event that, with the passing of time or the giving of notice or both, would constitute an Event of Default, (y) such restriction terminates if such transaction is not consummated and (z) the consummation or abandonment of such transaction occurs within one year of the date such agreement was entered into; (g) pursuant to applicable law or required by any regulatory authority having jurisdiction over the Parent Guarantor or any Subsidiary; (h) pursuant to this Indenture and the Securities; (i) constituting a Lien otherwise permitted pursuant to Section 10.15; and (j) other encumbrances or restrictions that are not materially more restrictive than customary provisions in comparable financings provided that each of the Issuer and the Guarantors provides an Officer's Certificate to the Trustee to the effect that in the opinion of the signers of such certificate such encumbrances or restrictions will not materially impact the Issuer's and the Guarantors' ability to make scheduled payments of interest and principal under the Securities.

                  SECTION 10.12. Limitation on Transactions with Affiliates and Related Persons. The Parent Guarantor will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Related Person or with any Affiliate of the Parent Guarantor or any Restricted Subsidiary, except upon fair and reasonable terms no less favorable to the Parent Guarantor or such Restricted Subsidiary than could be obtained, at the time of such transaction or, if such transaction is pursuant to a written agreement, at the time of the execution of the agreement providing therefor, in a comparable arm's-length transaction with a Person that is not a Related Person or an Affiliate.

                  The foregoing limitation does not limit, and shall not apply to (i) transactions (A) approved by a majority of the disinterested members of the Board of Directors or (B) for which the Parent Guarantor or a Restricted Subsidiary delivers to the Trustee a written opinion of a nationally recognized investment banking firm (or a subsidiary or affiliate thereof) in the United States stating that the transaction is fair to the Parent Guarantor or such Restricted Subsidiary from a financial point of view; (ii) any transaction solely between the Parent Guarantor and any of its Wholly Owned Restricted Subsidiaries or solely between Wholly Owned Restricted Subsidiaries; and (iii) any payments or other transactions pursuant to any tax-sharing agreement between the Parent Guarantor and any other Person with which the Parent Guarantor files a consolidated tax return or with which the Parent Guarantor is part of a consolidated group for tax purposes. Notwithstanding the foregoing, any transaction covered by the first paragraph of this Section and not covered by clauses (ii) through (iii) of this paragraph must be approved or determined to be fair in the manner provided for in clause (i)(A) or (B) above unless the aggregate amount of such transaction is less than $5 million in value.

                  SECTION 10.13. Limitation on Asset Dispositions. (a) The Parent Guarantor may not, and may not permit any Restricted Subsidiary of the Parent Guarantor to, make any Asset Disposition in one or more related transactions unless: (i) the Parent Guarantor or the Restricted Subsidiary, as the case may be, receives consideration for such disposition at least equal to the fair market value for the assets sold or disposed of as determined by the Board of Directors in good faith and, in the case of an Asset Disposition in an amount greater than $5 million, evidenced by a resolution of the Board of Directors filed with the Trustee; and (ii) at least 75% of the consideration for such disposition consists of (1) cash or readily marketable cash equivalents or the assumption of Debt of the Guarantors (other than Debt that is subordinated to the Securities and the Securities Guarantee) or of a Restricted Subsidiary and release from all liability on the Debt assumed, or (2) Telecommunications Assets. However, none of the provisions of Section 10.13 shall apply to the issuance or sale of capital stock of (x) deltathree.com, (y) RSL Australia or
(z) RSL Spain, in each case, made in compliance with clause (v) of Section
10.15. In the event and to the extent that the Net Available Proceeds received by the

Parent Guarantor or any of its Restricted Subsidiaries from one or more Asset Dispositions occurring on or after the date hereof in any period of 12 consecutive months exceed 10% of Consolidated Tangible Assets (determined as of the date closest to the commencement of such 12-month period for which a consolidated balance sheet of the Parent Guarantor and its subsidiaries have been filed with the Commission), then the Parent Guarantor or the Issuer shall or shall cause the relevant Restricted Subsidiary to (i) within 12 months after the date Net Available Proceeds so received exceed 10% of Consolidated Tangible Assets (A) apply an amount equal to such excess Net Available Proceeds to permanently repay unsubordinated Debt of the Parent Guarantor or any Restricted Subsidiary providing a Subsidiary Guarantee pursuant to Section 10.15 or Debt of any other Restricted Subsidiary, in each case owing to a Person other than the Parent Guarantor or any of its Restricted Subsidiaries or (B) invest an equal amount, or the amount not so applied pursuant to clause (A) (or enter into a definitive agreement committing to so invest within 12 months after the date of such agreement), in Telecommunications Assets and (ii) apply (no later than the end of the 12-month period referred to in clause (i)) such excess Net Available Proceeds (to the extent not applied pursuant to clause (i)) as provided in the paragraph (b) below. The amount of such excess Net Available Proceeds required to be applied (or to be committed to be applied) during such 12-month period as set forth in clause (i) of the preceding sentence and not applied as so required by the end of such period shall constitute "Excess Proceeds".

                  (b) If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not theretofore subject to an Offer to Purchase pursuant to this Section totals at least $10 million, the Issuer shall repay any Debt of the Parent Guarantor or any Restricted Subsidiary to the extent the terms of such Debt require repayment prior to an Offer to Purchase being made hereunder (including by way of an offer to purchase to the holders of such Debt, if so required). To the extent there are Excess Proceeds after such repayment (or offer to purchase), the Issuer must commence, not later than the fifteenth Business Day of such month (or if later, the fifteenth Business Day after the expiration of any such required offer to purchase), and consummate an Offer to Purchase from the holders of the Securities on a pro rata basis an aggregate principal amount of Securities on the relevant Payment Date equal to the Excess Proceeds on such date not applied or to be applied pursuant to the first sentence of this paragraph (b), at a purchase price equal to 100% of the principal amount of the Securities, plus, in each case, accrued interest (if any) to but excluding the Payment Date and, to the extent required by the terms thereof, any other Debt of the Parent Guarantor that is pari passu with the Securities at a price no greater than 100% of the principal amount thereof plus accrued interest to but excluding the date of purchase (or 100% of the accreted value in the case of original issue discount Debt). To the extent there are any remaining Excess Proceeds following the completion of the Offer to Purchase, the Issuer must repay such other Debt of the Parent Guarantor or Debt of a Restricted Subsidiary of the Parent Guarantor, to the extent permitted under the terms thereof and, to the extent there are any remaining Excess Proceeds after such repayment, the Issuer shall apply such amount to any other use as determined by the Issuer which is not otherwise prohibited by this Indenture.

                  SECTION 10.15. Limitation on Issuances and Sales of Capital Stock of Restricted Subsidiaries. The Parent Guarantor may not, and may not permit any Restricted Subsidiary of the Parent Guarantor to, issue, transfer, convey, sell or otherwise dispose of any shares of Capital Stock of a Restricted Subsidiary of the Parent Guarantor or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock of a Restricted Subsidiary of the Parent Guarantor to any Person other than the Parent Guarantor or a Wholly Owned Restricted Subsidiary of the Parent Guarantor except (i) a sale of all of the Capital Stock of such Restricted Subsidiary owned by the Parent Guarantor and any Restricted Subsidiary of the Parent Guarantor that complies with Section 10.13 above to the extent such Section applies, (ii) if required, the issuance, transfer, conveyance, sale or other disposition of directors' qualifying shares, (iii) Disqualified Stock issued in exchange for, or upon conversion of, or the proceeds of the issuance of which are used to redeem, refinance, replace or refund shares of Disqualified Stock of such Restricted Subsidiary; provided that the amounts of the redemption obligations of such Disqualified Stock shall not exceed the amounts of the redemption obligations of, and such Disqualified Stock shall have redemption obligations no earlier than those required by, the Disqualified Stock being exchanged, converted, redeemed, refinanced, replaced or refunded and (iv) issuances of not more than 59% of the voting stock and equity interest in a Restricted Subsidiary engaged in the Telecommunications Business
(1) in connection with the acquisition of such Restricted Subsidiary or of Telecommunications Assets acquired or to be acquired by the Parent Guarantor or a Restricted Subsidiary or (2) to a

Strategic Investor; provided, that the Parent Guarantor complies with Section
10.13 above to the extent such Section applies and (v) issuances or sales of capital stock of each of deltathree.com, RSL Australia and RSL Spain, including pursuant to stock option plans or other equity compensation and incentive plans established for each of their respective employees, directors, and consultants, so long as immediately after giving effect to such issuances and sales, the issuer of such capital stock is a Restricted Subsidiary.

                  SECTION 10.15. Limitation on Liens. The Parent Guarantor may not, and may not permit any Restricted Subsidiary of the Parent Guarantor to, Incur or suffer to exist any Lien on or with respect to any property or assets now owned or hereafter acquired to secure any Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (x) equally and ratably with such Debt as to such property for so long as such Debt will be so secured or (y) in the event such Debt is Debt of the Parent Guarantor which is subordinate in right of payment to the Securities, prior to such Debt as to such property for so long as such Debt will be so secured.

                  The foregoing restrictions shall not apply to: (i) Liens existing on the date hereof and securing Debt outstanding on the date hereof;
(ii) Liens securing Debt outstanding or available under all Credit Facilities to the extent such Debt is permitted under clause (i) of the second paragraph of
Section 10.08; (iii) Liens in favor of the Parent Guarantor or any Restricted Subsidiary of the Parent Guarantor; (iv) Liens on real or personal property of the Parent Guarantor or a Restricted Subsidiary of the Parent Guarantor acquired, constructed or constituting improvements made after the date of original issuance of the Securities to secure Purchase Money Debt which is Incurred for the construction, acquisition and improvement of Telecommunications Assets and is otherwise permitted under this Indenture; provided, however, that
(a) the principal amount of any Debt secured by such a Lien does not exceed 100% of such purchase price or cost of construction or improvement of the property subject to such Liens, (b) such Lien attaches to such property prior to, at the time of or within 180 days after the acquisition, completion of construction or commencement of operation of such property and (c) such Lien does not extend to or cover any property other than the specific item of property (or portion thereof) acquired, constructed or constituting the improvements made with the proceeds of such Purchase Money Debt; (v) Liens to secure Acquired Debt; provided, however, that (a) such Lien attaches to the acquired asset prior to the time of the acquisition of such asset and (b) such Lien does not extend to or cover any other asset; (vi) Liens to secure Debt Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing clauses (i), (ii), (iv) and (v) so long as the principal amount of Debt so secured is not increased except as otherwise permitted under clause
(iii) of the second paragraph of Section 10.08 and, in the case of Liens to secure Debt incurred to extend, renew, refinance or refund Debt secured by a Lien referred to in the foregoing clause (i), (iv) or (v), such Liens do not extend to any other property; and (vii) Permitted Liens.

                  SECTION 10.16. Limitation on Issuance of Guarantees of Debt by Restricted Subsidiaries. The Parent Guarantor will not permit any Restricted Subsidiary, directly or indirectly, to incur any Guarantee of any Debt of the Guarantors or the Issuer unless such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture providing for a Guarantee by such Subsidiary of the Securities; any Subsidiary Guarantee by such Subsidiary of the Securities (x) will be senior in right of payment to any Guarantee of Subordinated Debt of the Guarantors or the Issuer and (y) will be pari passu with or senior to any Guarantee of any other Debt of the Guarantors or the Issuer.

                  Notwithstanding the foregoing, any Subsidiary Guarantee may provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Parent Guarantor, of all of the Parent Guarantor's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture) or (ii) the release or discharge of the Guarantee which resulted in the creation of such Subsidiary Guarantee, except a discharge or release by or as a result of payment under such Guarantee.

                  SECTION 10.17. Change of Control. (a) Unless the Issuer has heretofore exercised its right to redeem all of the Securities in accordance with the terms of this Indenture and the Securities, upon the occurrence of a Change of Control (as defined below), each Holder of a Security shall have the right to have such Security repurchased by the Issuer on the terms and conditions precedent set forth in this Section 10.17 and otherwise in this Indenture. The Issuer shall, within 30 days following the date of the consummation of a transaction resulting in a Change of Control, mail an Offer with respect to an Offer to Purchase all Outstanding Securities at a purchase price equal to 101% of their principal amount plus accrued interest to but excluding the date of purchase. Installments of interest (including Special Interest) whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of
(U)1,000 principal amount at maturity.

                  (b) The Issuer and Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. Prior to the Purchase Date, the Issuer shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Issuer. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Issuer to the Holder thereof.

                  (c) A "Change of Control" shall be deemed to have occurred in the event that, after the date of this Indenture, either (i) a "person" or "group" (within the meaning of Sections 13(d) and 15(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 35% of the total voting power of the Voting Stock of the Parent Guarantor, on a fully diluted basis, and such ownership is greater than the amount of voting power of the Voting Stock of the Parent Guarantor, on a fully diluted basis, held by the Existing Stockholders and their Affiliates on such date;

(ii) individuals who on the date of this Indenture constitute the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the Parent Guarantor's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors then in office who either were members of the Board of Directors on the date of this Indenture or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office; or (iii) all of the Common Stock of the Issuer is not beneficially owned by the Parent Guarantor (other than directors' qualifying shares).

                  (d) In the event that the Issuer makes an Offer to Purchase the Securities, the Issuer and the Guarantors shall comply with any applicable securities laws and regulations, including any applicable requirements of
Section 15(e) of, and Rule 15e-1 under, the Securities Exchange Act.

                  SECTION 10.18. Provision of Financial Information. The Guarantors and the Issuer have agreed that, for so long as any Securities remain Outstanding, each will furnish to the holders of the Securities and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 155A(d)(5) under the Securities Act. In addition, the Guarantors and the Issuer will file with the Trustee within 15 days after it files them with the Commission copies of the annual and quarterly reports and the information, documents, and other reports that the Guarantors or the Issuer is required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act ("SEC Reports"). In the event either Guarantor or the Issuer shall cease to be required to file SEC Reports pursuant to the Exchange Act, such Guarantor and the Issuer will nevertheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee. The Guarantors and the Issuer will furnish copies of the SEC Reports to the holders of Securities at the time the Guarantors or the Issuer is required to file the same with the Trustee and will make such information available to investors who request it in writing.

                  SECTION 10.19. Statement by Officers as to Default. (a) The Issuer and the Guarantors will deliver to the Trustee, within 120 days after the end of each fiscal year of the Parent Guarantor ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof either Guarantor or the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of Sections 10.05 to 10.18, inclusive, and if either Guarantor or the Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  (b) The Issuer and the Guarantors shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Issuer or either Guarantor becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Issuer or such Guarantor proposes to take with respect thereto.

                  SECTION 10.20. Waiver of Certain Covenants. The Issuer, the Parent Guarantor or the Subsidiary Guarantor, as applicable, may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.05 to 10.17, inclusive, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount at maturity of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the Guarantors and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                  SECTION 10.21. Paying Agent. The Issuer shall not authorize or designate any Person (including the Trustee) as a Paying Agent hereunder unless such Person is located outside of the United Kingdom.


                                   ARTICLE XI

                            Redemption of Securities

                  SECTION 11.01. Right of Redemption. (a) At any time prior to March 1, 2003, in the event that the Parent Guarantor receives net cash proceeds from the public or private sale of its Common Stock (other than Disqualified Stock), the Issuer (to the extent it receives such proceeds and has not used such proceeds, directly or indirectly, to redeem or repurchase other securities pursuant to optional redemption provisions) may, at its option, apply an amount equal to any such net cash proceeds to redeem, from time to time, Securities in a principal amount at maturity of up to an aggregate amount equal to 33 1/3% of the original aggregate principal amount at maturity of the Securities; provided, however, that Securities in an amount equal to at least 66 2/3% of the original aggregate principal amount at maturity of the Securities remain Outstanding after each redemption. Each redemption must occur on a Redemption Date within 180 days of the related sale and upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of (U)1,000 or an integral multiple of (U)1,000 at a Redemption Price of 112.875% of the principal amount of the Securities plus accrued interest to but excluding the Redemption Date (subject to, in the case of a Global Security in bearer form, the right of the Holder thereof and, in the case of Definitive Securities, the right of Holders of record on the relevant Regular Record Date, to receive Interest due on an Interest Payment Date that is on or prior to the Redemption Date).

                  (b) In the event that (i) the Guarantors or the Issuer has become or would become obligated to pay any Additional Amounts as a result of
(x) changes affecting withholding tax laws or (y) a Listing Failure (as defined herein) provided that the Issuer has used reasonable best efforts to list and maintain the listing of the Securities on a "recognized stock exchange" (within the meaning of Section 851 of the U.K. Income and Corporation Taxes Act 1988) (as provided for in Section 10.09), and (ii) the Guarantors and the Issuer are unable to avoid the requirement to pay such Additional Amounts by taking reasonable measures available to them (including, without limitation, the Guarantors making payments directly to holders under the Securities Guarantee, unless such payment is likely to result in adverse consequences to the Issuer or either Guarantor), then the Issuer may redeem all, but not less than all, of the Securities at any time at 100% of the principal amount thereof on the Redemption Date, together with accrued interest thereon, if any, to but excluding the Redemption Date (subject to, in the case of a Global Security in bearer form, the right of the Holder thereof and, in the case of Definitive Securities, the right of Holders of record on the relevant Regular Record Date, to receive Interest due on an Interest Payment Date that is on or prior to the Redemption
Date). Prior to the publication
of the notice of redemption in accordance with the foregoing, the Issuer shall deliver to the Trustee an officer's certificate stating that the Issuer is entitled to effect such redemption based on a written opinion of independent tax counsel or accounting firm reasonably satisfactory to the Trustee.

                  (c) The Securities further may be redeemed, as a whole or in part, at the election of the Issuer, at any time on or after March 1, 2005 and prior to maturity, upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of (U)1,000 or an integral multiple of
(U)1,000, at the Redemption Prices specified in the form of Security hereinbefore set forth, together with accrued interest to but excluding the Redemption Date (subject to, in the case of a Global Security in bearer form, the right of the Holder thereof and, in the case of Definitive Securities, the right of Holders of record on the relevant Regular Record Date, to receive Interest due on an Interest Payment Date that is on or prior to the Redemption
Date).

                  SECTION 11.02. Applicability of Article. Redemption of Securities at the election of the Issuer, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

                  SECTION 11.03. Election To Redeem; Notice to Trustee. The election of the Issuer to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Issuer of less than all the Securities, the Issuer shall, at least 5 days prior to giving notice of such redemption pursuant to Section 11.05 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                  SECTION 11.05. Securities To Be Redeemed Pro Rata. If less than all the Securities are to be redeemed in any redemption, the Securities to be redeemed shall be selected by the Trustee by prorating, as nearly as may be practicable, the principal amount at maturity of Securities to be redeemed. In any proration pursuant to this Section, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper to the end that the principal amount at maturity of Securities so prorated shall be
(U)1,000 or a multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any Holder on the basis of exact proportion by an amount not exceeding (U)1,000. The Trustee in its discretion may determine the particular Securities (if there are more than one) registered in the name of any Holder which are to be redeemed, in whole or in part. The Trustee shall incur no liabilities for any selection made pursuant to this Section 11.05.

                  The Trustee shall promptly notify the Issuer and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount at maturity thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount at maturity of such Securities which has been or is to be redeemed.

                  SECTION 11.05. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) whether the redemption is being made pursuant to Section 11.01(a), (b) or (c) and, if being made pursuant to Section 11.01(a) or
         (b), a brief statement setting forth the Issuer's right to effect such redemption and the Issuer's basis therefor,

                  (5) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts at maturity) of the particular Securities to be redeemed,

                  (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (7) that in the case that a Security is only redeemed in part, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities in an aggregate amount equal to the unredeemed portion of the Security.

                  Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. If so requested by the Issuer, the Trustee shall mail any such notice not later than the date specified for mailing by the Issuer, which shall not be sooner than 5 days after receipt by the Trustee of such request (unless a shorter period shall be satisfactory to the Trustee).

                  SECTION 11.06. Deposit of Redemption Price. Prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                  SECTION 11.07. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to but excluding the

Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the bearer of such Security, in the case of a Global Security in bearer form, and, in the case of a Definitive Security, to Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

                  SECTION 11.08. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to Section 10.02 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                   ARTICLE XII

                             Discharge of Indenture

                  SECTION 12.01. Termination of Issuer's Obligations. Except as otherwise provided in this Section 12.01, each of the Issuer and the Guarantors may terminate its obligations under the Securities and this Indenture if:

                  (a) all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities that have been replaced or Securities for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Issuer, as provided in Section 12.05) have been delivered to the Trustee for cancelation and the Issuer has paid all sums payable by it hereunder; or

                  (b)(i) all such Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, (ii) the Issuer irrevocably deposits in trust with the Trustee during such one-year period, under the terms of an irrevocable trust agreement in form satisfactory to the Trustee, as trust funds solely for the benefit of the Holders of such Securities for that purpose, money or U.S. Government Obligations sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of any interest thereon, to pay principal, premium, if any, and interest on such Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, (iii) no Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit, (iv) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Parent Guarantor or the Issuer is a party or by which it is bound, (v) if at such time the Securities are listed on a national securities exchange, the Securities will not be delisted as a result of such deposit, defeasance and discharge, and (vi) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

                  With respect to the foregoing clause (a), the Issuer's obligations under Section 6.07 shall survive. With respect to the foregoing clause (b), the Issuer's obligations in Sections 3.03, 3.05, 3.05, 3.06, 3.07, 10.01, 10.09, 6.07, 6.10, 6.11, 12.05, 12.05 and 12.06 shall survive until the
Securities have matured or have been redeemed. Thereafter, only the Issuer's obligations in Sections 6.07, 12.05 and 12.06 shall survive. After any such irrevocable deposit, the Trustee upon written request shall acknowledge in writing the discharge of the Issuer's obligations under the Securities and this Indenture, and the Parent Guarantor's obligations under the Guarantee and this Indenture, except for those surviving obligations specified above.

                  SECTION 12.02. Defeasance and Discharge of Indenture. The Issuer will be deemed to have paid and the Issuer and the Guarantors will be discharged from any and all obligations in respect of the Securities and the Securities Guarantee on the 123rd day after the date of the deposit referred to in clause (a) of this Section 12.02 if:

                  (a) with reference to this Section 12.02, the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee and has conveyed all right, title and interest for the benefit of the Holders, under the terms of an irrevocable trust agreement in form satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Securities, and dedicated solely to, the benefit of the Holders, in and to (i) money in an amount, (ii) U.S. Government Obligations that, through the payment of interest, premium, if any, and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (a), money in an amount or (iii) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium, if any, and accrued interest on the Outstanding Securities at the Stated Maturity of such principal or interest or upon earlier redemption; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal, premium, if any, and interest with respect to the Securities and to give any related notice of redemption;

                  (b) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Guarantors, the Issuer or any of their Subsidiaries is a party or by which the Guarantors, the Issuer or any of their Subsidiaries is bound;

                  (c) immediately after giving effect to such deposit on a pro forma basis, no Default or Event of

         Default, or event that after the giving of notice or lapse of time or both could become a Default or Event of Default, shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after the date of such deposit;

                  (d) the Issuer shall have delivered to the Trustee either (i) a ruling based on relevant law and practice at the time directed to the Trustee from the Inland Revenue or other relevant tax authority to the effect that the Holders will not recognize income, gain or loss for U.K. income tax or other tax purposes as a result of the Issuer's exercise of its option under this Section 12.02, disregarding income tax on any amounts that would have been received but for such exercise of its option under this Section 12.02, and will be subject to U.K. income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised or (ii) an Opinion of Counsel to the same effect as the ruling described in clause (i) above;

                  (e) the Issuer shall have delivered to the Trustee (i) either
         (A) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders will not recognize additional income, gain or loss for U.S. federal income tax purposes as a result of the Issuer's exercise of its option under this Section 12.02 and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or (B) an Opinion of Counsel to the same effect as the ruling described in clause (A) above accompanied by a ruling to that effect published by the Internal Revenue Service, unless there has been a change in the relevant U.S. federal income tax law since the date of this Indenture and (ii) an Opinion of Counsel to the effect that (A) the creation of the defeasance trust does not violate the Investment Company Act of 1950 and (B) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be "connected" with the Issuer for purposes of the Insolvency Act 1986 after two years following the deposit), the trust funds will not be subject to the effect of Section 557 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law and either (I) the trust funds will no longer remain the property of the Issuer (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (II) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Issuer (1) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (2) no property, rights in property or other interests granted to the Trustee or the Holders in exchange for, or with respect to, such trust funds will be subject to any prior rights of holders of other Debt of the Issuer or any of its Securities;

                  (f) if at such time the Securities are listed on a national securities exchange, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securities will not be delisted as a result of the Issuer's exercise of its opinion under this
         Section 12.02; and

                  (g) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 12.02 have been complied with.

                  Notwithstanding the foregoing, prior to the end of the post deposit period referred to in clause (e)(ii)(B) of this Section 12.02, none of the Issuer's obligations under this Indenture shall be discharged. Subsequent to the end of such period with respect to this Section 12.02, the Issuer's obligations in Sections 3.03, 3.05, 3.05, 3.06, 3.07, 10.01, 10.09, 6.07, 6.10,
6.11, 12.05, 12.05 and 12.06 shall survive until the Securities mature or are redeemed. Thereafter, only the Issuer's obligations in Sections 6.07, 12.05 and
12.06 shall survive. If and when a ruling from the Internal Revenue Service or an Opinion of Counsel referred to in clause (e)(i) of this Section 12.02 may be provided specifically without regard to, and not in reliance upon, the continuance of the Issuer's obligations under Section 10.01, then the Issuer's obligations under such sentence shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the defeasance contemplated by this Section 12.02.

                  After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Issuer's obligations under the Securities, any Subsidiary Guarantee, if any, and this Indenture except for those surviving obligations in the immediately preceding paragraph.

                  SECTION 12.03. Defeasance of Certain Obligations. The Issuer and the Guarantors may omit to comply with any term, provision or condition set forth in clauses (3) and (5) of Section 8.01 and Sections 10.05 through 10.18 (except for Section 10.09 and any covenant otherwise required by the TIA), and clause (d) of Section 5.01 with respect to clauses (3) and (5) of Section 8.01, clauses (d) and (e) of Section 5.01 with respect to Sections 10.05 through 10.18, except as aforesaid, and clauses (c), (f) and (g) of Section 5.01 shall be deemed not to be Events of Default, in each case with respect to the Outstanding Securities if:

                  (a) with reference to this Section 12.03, the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee and conveyed all right, title and interest to the Trustee for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Securities, and dedicated solely to, the benefit of the Holders, in and to (i) money in an amount, (ii) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (a), money in an amount or (iii) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium, if any, and interest on the Outstanding Securities on the Stated Maturity or upon earlier redemption of such principal or interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal, premium, if any, and interest with respect to the Securities and to give any related notice of redemption;

                  (b) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Parent Guarantor, the Issuer or any of their Subsidiaries is a party or by which the Parent Guarantor, the Issuer or any of their Subsidiaries is bound;

                  (c) immediately after giving effect to such deposit or a pro forma basis, no Default or Event of Default, or event that after the giving of notice or lapse of time or both would become a Default or Event of Default, shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after the day of such deposit;

                  (d) the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that (i) the creation of the defeasance trust does not violate the Investment Company Act of 1950, (ii) the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such deposit and the defeasance of the obligations referred to in the first paragraph of this Section 12.03 and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (iii) after the passage of 123 days following the deposit (except with respect to any trust funds for the account of any Holder who may be deemed to be "connected" with the Issuer for purposes of the Insolvency Act 1986 after two years following the deposit), the trust funds will not be subject to the effect of Section 557 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law, and either
         (A) the trust funds will no longer remain the property of the Issuer (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditor's rights generally) or (B) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Issuer (1) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (2) no property, rights in property or other interests granted to the Trustee or the Holders in exchange for, or with respect to, such trust funds will be subject to any prior rights or holders of other Indebtedness of the Issuer or any of its Securities;

                  (e) if at such time the Securities are listed on a national securities exchange, the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that the Securities will not be delisted as a result of the Issuer's exercise of its option under Section 12.03; and

                  (f) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 12.03 have been complied with.

                  SECTION 12.05. Application of Trust Money. Subject to Section 12.06, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 12.01, 12.02 or 12.03, as the case may be, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with the Securities and this Indenture to the payment of principal of, premium, if any, and interest on the Securities; but such money need not be segregated from other funds except to the extent required by law.

                  SECTION 12.05. Repayment to Issuer. Subject to Sections 6.07, 12.01, 12.02 and 12.03, the Trustee and the Paying Agent shall promptly pay to the Issuer upon request set forth in an Officers' Certificate any excess money held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Issuer any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed in accordance with Section 10.02.

                  SECTION 12.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with
Section 12.01, 12.02 or 12.03, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Issuer and the Guarantors under this Indenture, the Securities Guarantee, and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.01, 12.02 or 12.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 12.01, 12.02 or 12.03, as the case may be; provided that, if the Issuer has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                  SECTION 12.07. Insiders. With respect to the determination of the Persons constituting beneficial owners of Securities and whether any such Person is "connected" with the Issuer for purposes of Sections 12.02(e)(ii)(B) and 12.03(d)(iii), the Trustee may rely on an Officers' Certificate.

                                              [EURO DENOMINATED NOTES INDENTURE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

Dated:

The Common Seal of
RSL COMMUNICATIONS PLC
was hereto affixed in
the presence of:


[SEAL]

                                       RSL COMMUNICATIONS PLC,
                                         by     /s/ Donald R. Shassian
                                                -----------------------------
                                                Name:
                                                Title:

                                         by     /s/ Margaret B. Niche
                                                -----------------------------
                                                Name:
                                                Title:


                                       THE CHASE MANHATTAN BANK,
                                         by     /s/ Robert S. Peschler
                                                -----------------------------
                                                Name:  Robert S. Peschler
                                                Title: Assistant Vice President


                                       RSL COMMUNICATIONS, LTD.,
                                         by     /s/ Donald R. Shassian
                                                -----------------------------
                                                Name:
                                                Title:

                                       RSL COM U.S.A., INC.

                                         by     /s/ Joel Beckoff
                                                -----------------------------
                                                Name:
                                                Title:

                                                        ANNEX A -- Form of
                                                        Regulation S Certificate


                            REGULATION S CERTIFICATE

               (For transfers pursuant to ss. 3.05(b)(i) and (iii)
                                of the Indenture)


The Chase Manhattan Bank,
  as Trustee
550 West 33rd Street, 15th Floor
New York, NY 10001
Attention:  Global Trust Services


          Re:     12 7/8% Senior Notes due 2010 of
                  RSL Communications PLC (the "Securities")

                  Reference is made to the Indenture, dated as of February 12, 2000 (the "Indenture"), between RSL Communications PLC (the "Issuer"), RSL Communications, Ltd. (the "Parent Guarantor") RSL COM U.S.A., Inc. (the "Subsidiary Guarantor") and The Chase Manhattan Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 155 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

                  This certificate relates to (U)____________ principal amount at maturity of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Book-Entry Depositary who issued a Depositary Interest to the Common Depositary who holds such interest in the name of the Undersigned. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 905 or Rule 155 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 905 Transfers. If the transfer is being effected in accordance with Rule 905:

                           (A) the Owner is not a distributor of the Securities,
                  an affiliate of the Issuer or any such distributor or a person acting on behalf of any of the foregoing;

                           (B) the offer of the Specified Securities was not
                  made to a person in the United States;

                           (C) either:

                                    (i) at the time the buy order was
                           originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                    (ii) the transaction is being executed in,
                           on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                           (D) no directed selling efforts have been made in the
                  United States by or on behalf of the Owner or any affiliate thereof;

                           (E) if the Owner is a dealer in securities or has
                  received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 905(c)(1) have been satisfied; and

                           (F) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Securities Act.

                  (2) Rule 155 Transfers. If the transfer is being effected pursuant to Rule 155:

                           (A) the transfer is occurring after a holding period
                  of at least one year (computed in accordance with paragraph
                  (d) of Rule 155) has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 155; or

                           (B) the transfer is occurring after a holding period
                  of at least two years (computed in accordance with paragraph
                  (d) of Rule 155) has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.



Dated:
                                            ------------------------------------
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)




                                            by:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)

                                                   ANNEX B -- Form of Restricted
                                                   Securities Certificate




                        RESTRICTED SECURITIES CERTIFICATE

              (For transfers pursuant to ss. 3.05(b)(ii) and (iii)
                                of the Indenture)



The Chase Manhattan Bank,
  as Trustee
550 West 33rd Street, 15th Floor
New York, NY 10001
Attention:  Global Trust Services

         Re:      12 7/8% Senior Notes due 2010 of
                  RSL Communications PLC (the "Securities")

                  Reference is made to the Indenture, dated as of February 22, 2000 (the "Indenture"), between RSL Communications PLC (the "Issuer"), RSL Communications, Ltd. (the "Parent Guarantor") RSL COM U.S.A., Inc. (the "Subsidiary Guarantor") and The Chase Manhattan Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 155 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

                  This certificate relates to (U)_____________ principal amount at maturity of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Book-Entry Depositary who issued a Depositary Interest to the Common Depositary who holds such interest in the name of the Undersigned. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 155A or Rule 155 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 155A Transfers. If the transfer is being effected in accordance with Rule 155A:

                           (A) the Specified Securities are being transferred to
                  a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 155A, acquiring for its own account or for the account of a qualified institutional buyer; and

                           (B) the Owner and any person acting on its behalf
                  have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 155A in connection with the transfer; and

                  (2) Rule 155 Transfers. If the transfer is being effected pursuant to Rule 155:

                           (A) the transfer is occurring after a holding period
                  of at least one year (computed in accordance with paragraph
                  (d) of Rule 155) has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 155; or

                           (B) the transfer is occurring after a holding period
                  of at least two years (computed in accordance with paragraph
                  (d) of Rule 155) has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.



Dated:
                                            ------------------------------------
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)





                                            by:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)

                                                 ANNEX C -- Form of Unrestricted
                                                 Securities Certificate




                       UNRESTRICTED SECURITIES CERTIFICATE

(For removal of Securities Act Legends pursuant to ss. 3.05(c))



The Chase Manhattan Bank,
  as Trustee
550 West 33rd Street, 15th Floor
New York, NY 10001
Attention:  Global Trust Services

         Re:      12 7/8% Senior Notes due 2010 of
                  RSL Communications PLC (the "Securities")

                  Reference is made to the Indenture, dated as of February 22, 2000 (the "Indenture"), between RSL Communications PLC (the "Issuer"), RSL Communications, Ltd. (the "Parent Guarantor") RSL COM U.S.A., Inc. (the "Subsidiary Guarantor") and The Chase Manhattan Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 155 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

                  This certificate relates to (U)_____________ principal amount at maturity of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Book-Entry Depositary who issued a Depositary Interest to the Common Depositary (or its nominee) who holds such interest in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 305(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 155) has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.



Dated:
                                            ------------------------------------
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)





                                            by:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)



                                       C-2